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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04101

Excelsior Tax-Exempt Funds, Inc.

(Exact name of registrant as specified in charter)

United States Trust Company of New York 114 West 47th Street New York, New York 10036
(Address of principal executive offices) (Zip code)

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-852-1000

Date of fiscal year end: March 31, 2005

Date of reporting period: March 31, 2005

Item 1.	Reports to Stockholders.

MONEY MARKET

FUNDS

ANNUAL REPORT

March 31, 2005

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet	Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Fund’s investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

LETTER TO SHAREHOLDERS

March 31, 2005

Dear Fellow Shareholder:

The fiscal year ended March 31, 2005 was marked by a continuing uptrend in broad based market indices. Financial markets spent much of 2004 waiting to see who would win the U.S. Presidential election. Stocks rose in the post-election period, posting gains from the first week of November to year end. The markets held their ground despite higher than anticipated energy prices. On December 14th, the Standard & Poor’s 500 Index closed above 1200 for the first time since August of 2001, and stocks retained most of their year-end 2004 gains during the first quarter of 2005. Also, the Federal Reserve monetary policy took hold, with its seventh increase in the Federal Funds rate to 2.75% as of the end of the first quarter of 2005.

Going forward, our overall investment theme reflects a preference for goods versus services, real versus financial assets, and “old economy” sectors and industries stocks versus the so-called “new economy”. Creating the cities and the infrastructure that are springing up in giant global emerging economies has raised overall levels of demand for commodities that are in relatively short supply, particularly after a decade or more of capital under investment in tangible producing sectors. We expect to focus on opportunities for above-market returns, and our portfolio managers will aim to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We strongly believe that Excelsior’s array of funds will help meet the full range of your financial objectives.

Sincerely,

Mary Martinez

President

1

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Money Fund

Principal	Security Description	Value

BANK NOTES — 4.05%
$ 70,000,000	Bank of America, 2.75%, 05/17/05	$70,000,000

	TOTAL BANK NOTES (Cost $70,000,000)	70,000,000

CERTIFICATES OF DEPOSIT — 23.12%
50,000,000	Barclay Bank, 3.02%, 06/30/05	50,000,000
75,000,000	BNP Paribas, 2.78%, 04/06/05	75,000,000
75,000,000	First Tennessee Bank, 2.80%, 05/03/05	74,999,899
50,000,000	HSBC, 2.71%, 05/09/05	50,001,048
75,000,000	Washington Mutual Corp., 2.81%, 05/03/05	75,000,000
75,000,000	Wells Fargo Co., 2.80%, 05/06/05	75,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $400,000,947)	400,000,947

COMMERCIAL PAPER — 34.06%
50,000,000	Allied Irish Bank, Discount Note, 2.70%, 05/05/05	49,872,500
75,000,000	American Express Credit Corp., Discount Note, 2.58%, 04/01/05	75,000,000
15,000,000	Dupont, Discount Note, 2.83%, 04/01/05	15,000,000
75,000,000	General Electric Capital Corp., Discount Note, 2.75%, 04/01/05	75,000,000
50,000,000	HBOS Treasury Services plc, Discount Note, 2.69%, 05/09/05	49,858,028
50,000,000	International Lease Finance, Discount Note, 2.81%, 05/09/05	49,851,694
75,000,000	New Center Asset Trust, Discount Note, 2.85%, 05/04/05	74,804,063
75,000,000	Prudential Funding, Discount Note, 2.82%, 04/01/05	75,000,000
75,000,000	SLM Corp., Discount Note, 2.76%, 04/06/05(a)	74,971,250

Principal/ Shares	Security Description	Value

COMMERCIAL PAPER — (continued)
$ 50,000,000	UBS Finance Corp., Discount Note, 2.58%, 04/01/05	$50,000,000

	TOTAL COMMERCIAL PAPER (Cost $589,357,535)	589,357,535

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 26.87%
265,000,000	Federal Home Loan Bank, Discount Note, 2.58%, 04/01/05	265,000,000
200,000,000	Federal National Mortgage Association, Discount Note, 2.50%, 04/01/05	200,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $465,000,000)	465,000,000

REGISTERED INVESTMENT COMPANY — 0.00%
36,433	Dreyfus Government Cash Management Fund	36,433

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $36,433)	36,433

REPURCHASE AGREEMENT — 4.17%
72,200,000	Morgan Stanley Dean Witter 2.82%, dated 3/31/05, due 4/1/05, to be repurchased at $72,205,656 (collateralized by U.S. Government obligations ranging in par value $75,000-$31,290,000, 0.00%-6.88%, 4/21/05-9/15/10; total market value $73,920,184)	72,200,000

	TOTAL REPURCHASE AGREEMENT (Cost $72,200,000)	72,200,000

TOTAL INVESTMENTS (Cost $1,596,594,915)	92.27%	$1,596,594,915
OTHER ASSETS IN EXCESS OF LIABILITIES	7.73	133,745,500

NET ASSETS	100.00%	$1,730,340,415

See Notes to Financial Statements.

2

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Money Fund — (continued)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $74,971,250 or 4.33% of net assets.

Discount Note—The rate reported is the discount rate at the time of purchase.

plc—public liability company

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	34.06%	$589,357,535
U.S. Government Agency Mortgage Obligations	26.87	465,000,000
Certificates of Deposit	23.12	400,000,947
Repurchase Agreement	4.17	72,200,000
Bank Notes	4.05	70,000,000
Registered Investment Company	0.00	36,433

Total Investments	92.27%	$1,596,594,915
Other Assets and Liabilities (Net)	7.73	133,745,500

Net Assets	100.00%	$1,730,340,415

See Notes to Financial Statements.

3

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Government Money Fund

Principal/ Shares	Security Description	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 65.34%
$ 70,000,000	Federal Farm Credit Bank, Discount Note, 2.56%, 04/04/05	$69,985,067
54,100,000	Federal Home Loan Bank, Discount Note, 2.58%, 04/01/05	54,100,000
200,000,000	Federal National Mortgage Association, Discount Note, 2.50%, 04/01/05	199,999,999

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $324,085,066)	324,085,066

REGISTERED INVESTMENT COMPANY — 0.01%
66,578	Dreyfus Treasury Prime Cash Management Fund	66,578

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $66,578)	66,578

Principal	Security Description	Value
REPURCHASE AGREEMENT — 4.11%
$ 20,400,000	Morgan Stanley Dean Witter 2.82%, dated 03/31/05, due 04/01/05, to be repurchased at $20,401,598 (collateralized by U.S. Treasury Obligation, total market value $20,855,310)	$20,400,000

	TOTAL REPURCHASE AGREEMENT (Cost $20,400,000)	20,400,000

TOTAL INVESTMENTS (Cost $344,551,644)	69.46%	$344,551,644
OTHER ASSETS IN EXCESS OF LIABILITIES	30.54	151,474,884

NET ASSETS	100.00%	$496,026,528

Discount Note—The rate reported is the discount rate at the time of purchase.

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Obligations	65.34%	$324,085,066
Repurchase Agreement	4.11	20,400,000
Registered Investment Company	0.01	66,578

Total Investments	69.46%	$344,551,644
Other Assets and Liabilities (Net)	30.54	151,474,884

Net Assets	100.00%	$496,026,528

See Notes to Financial Statements.

4

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Treasury Money Fund

Principal	Security Description	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 13.90%
$ 25,000,000	Federal Farm Credit Bank, Discount Note, 2.56%, 04/04/05	$24,994,667
34,500,000	Federal Home Loan Bank, Discount Note, 2.52%, 04/01/05	34,500,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $59,494,667)	59,494,667

U.S. TREASURY OBLIGATIONS — 72.29%
10,000,000	2.65%, 04/15/05(a)	9,989,694
300,000,000	2.65%, 04/28/05(a)	299,406,000

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $309,395,694)	309,395,694

Shares	Security Description	Value
REGISTERED INVESTMENT COMPANY — 0.01%
57,568	Dreyfus Treasury Prime Cash Management Fund	$57,568

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $57,568)	57,568

TOTAL INVESTMENTS (Cost $368,947,929)	86.20%	$368,947,929
OTHER ASSETS IN EXCESS OF LIABILITIES	13.80	59,060,233

NET ASSETS	100.00%	$428,008,162

(a)	The rate shown is the effective yield at the time of purchase.

Discount Note—The rate reported is the discount rate at the time of purchase.

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Treasury Obligations	72.29%	$309,395,694
U.S. Government & Agency Obligations	13.90	59,494,667
Registered Investment Company	0.01	57,568

Total Investments	86.20%	$368,947,929
Other Assets and Liabilities (Net)	13.80	59,060,233

Net Assets	100.00%	$428,008,162

See Notes to Financial Statements.

5

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 88.47%
$12,775,000	Alaska State, Housing Finance Authority, State Capital Project, Revenue Bonds, Series C, (MBIA), 2.25%, 07/01/22(a)	$12,775,000
56,765,000	Austin, Texas, Water & Wastewater System, Revenue Bonds, (FSA), 2.30%, 05/15/24(a)	56,765,000
15,640,000	Bastrop, Texas, Independent School District, Munitops Certificates Trust, General Obligation Bonds, Series 2003-23, 2.03%, 02/15/11(a)(b)	15,640,000
16,500,000	Brownsville, Texas, Utilities System, Revenue Bonds, Series B, (MBIA), 2.05%, 09/01/25(a)	16,500,000
40,500,000	Burke County, Georgia, Olgethorpe Power Authority, Commercial Paper, (AMBAC), 1.88%, 04/04/05	40,500,000
24,000,000	Burke County, Georgia, Olgethorpe Power Authority, Commercial Paper, (AMBAC), 1.97%, 04/06/05	24,000,000
10,000,000	Burke County, Georgia, Olgethorpe Power Authority, Commercial Paper, (AMBAC), 1.95%, 04/07/05	10,000,000
20,000,000	Burke County, Georgia, Olgethorpe Power Authority, Commercial Paper, (AMBAC), 1.98%, 04/08/05	20,000,000
44,430,000	Charlotte, North Carolina, Water & Sewer System, Revenue Bonds, Series B, 2.30%, 07/01/27(a)	44,430,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$12,200,000	Chicago, Illinois, Board of Education, General Obligation Bonds, Series D, (FSA),2.30%, 03/01/32(a)	$12,200,000
16,500,000	Chicago, Illinois, General Obligation Bonds, Series B, (FGIC),2.29%, 01/01/37(a)	16,500,000
11,900,000	Chicago, Illinois, General Obligation Bonds, TOCS, Series A, (FSA), 2.31%, 03/19/12(a)(b)	11,900,000
55,575,000	Chicago, Illinois, Metropolitan Water Reclamation District Project, Capital Improvement, General Obligation Bonds, Series A, 2.29%, 12/01/31(a)	55,575,000
46,730,000	Chicago, Illinois, Metropolitan Water Reclamation District Project, Capital Improvement, General Obligation Bonds, Series E, 2.27%, 12/01/22(a)	46,730,000
28,565,000	Chicago, Illinois, Sales Tax, Revenue Bonds, (FGIC), 2.30%, 01/01/34(a)	28,565,000
15,000,000	Cleveland, Ohio, Waterworks, Revenue Bonds, Series L, (FGIC), 2.30%, 01/01/33(a)	15,000,000
20,000,000	Colorado Springs, Colorado, School District No. 11 Facilities Corp., Certificate Participation, (FSA), 2.30%, 12/01/17(a)	20,000,000
16,000,000	Colorado Springs, Colorado, Utilities, Revenue Bonds, Series A, 2.22%, 11/01/29(a)	16,000,000
11,100,000	Colorado Springs, Colorado, Utilities, Revenue Bonds, TOCS, Series E, 2.32%, 11/09/12(a)(b)	11,100,000

See Notes to Financial Statements.

6

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund — (continued)

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 9,000,000	Colorado, Department of Transportation, Revenue Bonds, PUTTER, Series 249Z, (AMBAC), 2.32%, 06/15/14(a)(b)	$9,000,000
8,160,000	Curators of the University Missouri, Systems Facility, Revenue Bonds, Series A, 2.30%, 11/01/32(a)	8,160,000
25,995,000	Cypress Fairbanks, Texas, Independent School District, Munitops Certificates Trust, General Obligation Bonds, Series 2003-22, 2.03%, 02/15/11(a)(b)	25,995,000
7,510,000	Dallas, Texas, Floating Rate Trust Certificates, General Obligation Bonds, Series 93, 2.32%, 02/15/15(a)(b)	7,510,000
29,630,000	Dallas, Texas, Independent School District, Munitops Certificates Trust, General Obligation Bonds, Series 2005-1, 2.33%, 08/15/12(a)(b)	29,630,000
16,685,000	Dallas, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2004-6, 2.33%, 02/15/12(a)(b)	16,685,000
12,935,000	Denton, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2004-21, 2.33%, 08/15/12(a)(b)	12,935,000
10,735,000	Detroit, Michigan, City School District, Munitops Certificates Trust, General Obligation Bonds, Series 2004-39, (FGIC), 2.32%, 05/01/11(a)(b)	10,735,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$41,620,000	Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series C-1, (FSA), 2.25%, 07/01/27(a)	$41,620,000
51,780,000	Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series C-2, (FGIC), 2.25%, 07/01/29(a)	51,780,000
23,000,000	District of Columbia, General Obligation Bonds, Series B, (FSA), 2.27%, 06/01/30(a)	23,000,000
23,740,000	District of Columbia, General Obligation Bonds, Series D, (FGIC), 2.25%, 06/01/29(a)	23,740,000
5,985,000	Fairfax County, Virginia, General Obligation Bonds, PUTTER, Series 461, 2.30%, 04/01/12(a)(b)	5,985,000
13,665,000	Florida State, Board of Education, Capital Outlay, General Obligation Bonds, Series 374, 2.32%, 06/01/22(a)(b)	13,665,000
3,500,000	Fort Bend, Texas, Independent School District, Munitops Certificates Trust, General Obligation Bonds, Series 1999-6, 2.33%, 03/07/07(a)(b)	3,500,000
9,265,000	Frisco, Texas, Munitops Certificates Trust, General Obligation Bonds, 2.33%, 08/15/11(a)(b)	9,265,000
8,385,000	Grand Rapids, Michigan, Sanitation & Sewer Systems, Revenue Bonds, TOCS, Series G, (FGIC), 2.31%, 07/23/12(a)(b)	8,385,000
8,131,000	Harvard University, Commercial Paper, Series E, 2.00%, 05/12/05	8,131,000

See Notes to Financial Statements.

7

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund — (continued)

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$10,420,000	Hawaii State, Munitops Certificates Trust, General Obligation Bonds (FSA), 2.32%, 07/01/10(a)(b)	$10,420,000
10,000,000	Hockley County, Texas, Industrial Development Corporation, Pollution Control, Amoco Project — Standard Oil Company, Revenue Bonds, 2.10%, 03/01/14(a)	10,000,000
10,300,000	Hockley County, Texas, Industrial Development Corporation, Pollution Control, Amoco Project, Revenue Bonds, 1.80%, 11/01/19(a)	10,300,000
12,600,000	Houston, Texas, Utility System, Revenue Bonds, TOCS, Series A, (FSA), 2.33%, 05/15/12(a)(b)	12,600,000
25,000,000	Intermountain Power Agency, Utah, Commercial Paper, Series B, 1.90%, 04/07/05	25,000,000
13,000,000	Ipa, Utah, Commercial Paper, Series 98-B5, 2.03%, 05/11/05	13,000,000
28,000,000	Jacksonville, Florida, Commercial Paper, 1.97%, 04/06/05	28,000,000
8,505,000	Jacksonville, Florida, Electric Authority, Floating Rate Trust Certificates, Revenue Bonds, Series N-8, 2.36%, 10/01/23(a)(b)	8,505,000
21,900,000	Jacksonville, Florida, Electric Authority, Sub Electric Systems, Revenue Bonds, Series B, 2.30%, 10/01/30(a)	21,900,000
7,825,000	Jefferson County, Alabama, Sewer Revenue, Revenue Bonds, Series A, (FGIC), 2.30%, 02/01/42(a)	7,825,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$13,288,000	Johns Hopkins University, Commercial Paper, 1.90%, 04/08/05	$13,288,000
8,955,000	Judson, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2003-36, 2.33%, 02/01/11(a)(b)	8,955,000
22,500,000	Massachusetts State, General Obligations, Series A, 2.24%, 09/01/16(a)	22,500,000
23,600,000	Mecklenburg County, North Carolina, General Obligation Bonds, Series 1996C, 2.29%, 03/01/14(a)	23,600,000
15,500,000	Metropolitan Government Nashville & Davidson County, Tennessee, Commercial Paper, 1.90%, 04/14/05	15,500,000
10,000,000	Metropolitan Government Nashville & Davidson County, Tennessee, Commercial Paper, 1.92%, 05/09/05	10,000,000
5,000,000	Metropolitan Government Nashville & Davidson County, Tennessee, Commercial Paper, 2.20%, 07/15/05	5,000,000
5,000,000	Metropolitan Government Nashville & Davidson County, Tennessee, Commercial Paper, 2.25%, 08/15/05	5,000,000
9,495,000	Michigan State, Municipal Bond Authority, Revenue Bonds, PUTTER, Series 419, 2.30%, 04/01/12(a)(b)	9,495,000
5,230,000	Michigan State, Municipal Bond Authority, Revenue Bonds, PUTTER, Series 453, 2.32%, 05/01/12(a)(b)	5,230,000

See Notes to Financial Statements.

8

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund — (continued)

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$18,297,000	Michigan State, Municipal Bond Authority, Revenue Bonds, Series 718, 2.32%, 10/01/20(a)(b)	$18,297,000
15,800,000	Michigan State, School Loan, Commercial Paper, 2.20%, 10/05/05	15,800,000
25,000,000	New Hampshire State, Anticipation Notes, 2.20%, 06/01/05(b)	25,004,087
16,995,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer Systems, Floating Rate Trust Certificates, Revenue Bonds, Series 726X, (MBIA), 2.30%, 06/15/27(a)(b)	16,995,000
8,795,000	New York City, New York, Transitional Finance Authority, Revenue Bonds, PUTTER, Series 468, (MBIA), 2.30%, 02/01/11(a)(b)	8,795,000
12,255,000	North Carolina State, General Obligation Bonds, PUTTER, Series 465, 2.30%, 05/01/11(a)(b)	12,255,000
10,305,000	North Carolina State, General Obligation Bonds, PUTTER, Series 466, 2.30%, 03/01/12(a)(b)	10,305,000
37,600,000	Ohio State University, Commercial Paper, Series F, 2.05%, 05/16/05	37,600,000
50,585,000	Ohio State, Infrastructure Improvement, General Obligations Bonds, Series D, 2.25%, 02/01/19(a)	50,585,000
16,000,000	Oklahoma State Water Resource Board, Loan Program, Revenue Bonds, 2.20%, 09/01/32(a)	16,000,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$25,700,000	Omaha, Nebraska, Commercial Paper, 1.98%, 04/13/05	$25,700,000
63,800,000	Orlando, Florida, Utilities Commission Water & Electric, Revenue Bonds, Series A, 2.23%, 10/01/17(a)	63,800,000
22,000,000	Pennsylvania State University, Revenue Bonds, Series A, 2.26%, 04/01/31(a)	22,000,000
36,000,000	Pennsylvania State, Turnpike Commission, Revenue Bonds, Series A-2, 2.30%, 12/01/30(a)	36,000,000
3,905,000	Phoenix, Arizona, Civic Improvement Corp., Excise Tax, Revenue Bonds, EAGLE, Class A, 2.32%, 07/01/17(a)(b)	3,905,000
3,100,000	Port Authority of New York & New Jersey, Special Obligation, Versatile Structure Obligation, Revenue Bonds, Series 3, 2.30%, 06/01/20(a)	3,100,000
3,875,000	Round Rock, Texas, Independent School District, General Obligation Bonds, Series 578, 2.32%, 08/01/20(a)(b)	3,875,000
20,800,000	Salt River, Arizona, Commercial Paper, Series B, 1.90%, 04/01/05	20,800,000
16,560,000	Snohomish County, Washington, Public Utilities Authority, District No. 1 Generation System, Revenue Bonds, (MBIA), 2.28%, 01/01/25(a)	16,560,000

See Notes to Financial Statements.

9

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund — (continued)

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$27,600,000	Snohomish County, Washington, Public Utilities Authority, District No. 1 Generation System, Revenue Bonds, Series A-1, (FSA), 2.29%, 12/01/19(a)	$27,600,000
39,000,000	St. James Parish, Louisiana, Pollution Control, Texaco Project, Commercial Paper, Series B, 2.10%, 05/12/05	39,000,000
17,700,000	Suffolk County, New York, Water Authority, Bond Anticipation Notes, 2.22%, 01/01/08(a)	17,700,000
14,425,000	Tennessee State, School Board Authority, Higher Education, Commercial Paper, 1.81%, 04/01/05	14,425,000
8,000,000	Tennessee State, School Board Authority, Higher Education, Commercial Paper, Series A, 1.97%, 04/04/05	8,000,000
8,000,000	Texas State, Public Finance Authority, Commercial Paper, Series 2003, 1.85%, 04/06/05	8,000,000
42,000,000	Triborough Bridge & Tunnel Authority, New York, General Purpose, Revenue Bonds, Series C, (AMBAC), 2.27%, 01/01/32(a)	42,000,000
17,000,000	University of Arizona, Certificates of Participation, Series B, (AMBAC), 2.28%, 06/01/31(a)	17,000,000
18,020,000	University of Minnesota, Board of Regents, Revenue Bonds, Series A, 2.30%, 01/01/34(a)	18,020,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$12,500,000	University of Pittsburgh, Commonwealth of Higher Education, University Capital Project, Revenue Bonds, Series A, 2.25%, 09/15/29(a)	$12,500,000
14,125,000	University of Texas, Permanent University Fund, Floating Rate Trust Certificates, Revenue Bonds, Series 1023, 2.32%, 07/01/30(a)(b)	14,125,000
9,330,000	University of Texas, Revenue Bonds, PUTTER, Series 592, 2.32%, 08/15/12(a)(b)	9,330,000
3,300,000	University of Virginia, Revenue Bonds, EAGLE, Series A, 2.32%, 06/01/33(a)(b)	3,300,000
54,730,000	Valdez, Alaska, Marine Terminal, BP Pipelines Project, Revenue Bonds, Series B, 2.30%, 07/01/37(a)	54,730,000
13,300,000	Virginia College Building Authority, Educational Facilities, University of Richmond Project, Revenue Bonds, 2.29%, 08/01/34(a)	13,300,000
13,800,000	Wilmington, North Carolina, General Obligation Bonds, 2.30%, 06/01/15(a)	13,800,000
32,720,000	Wisconsin State, Transportation Revenue, Commercial Paper, Series 97A, 1.98%, 04/22/05	32,720,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $1,802,945,087)	1,802,945,087

See Notes to Financial Statements.

10

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund — (continued)

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 12.16%
$29,900,000	Baltimore, Maryland, Port Facilities Authority, Revenue Bonds, (BNP PARIBAS), 1.98%, 10/14/11(a)	$29,900,000
18,300,000	Brownsville, Texas, Commercial Paper, (STATE STREET BANK & TRUST), 1.88%, 04/07/05	18,300,000
15,000,000	Chicago, Illinois, Tender Notes, General Obligation Bonds, (STATE STREET BANK & TRUST), 2.20%, 01/27/06	15,000,000
22,000,000	Des Moines, Iowa, Hospital Facilities Authority, Methodist Medical Center Project, Revenue Bonds, (BANK OF AMERICA N.A.), 2.25%, 08/01/15(a)	22,000,000
15,000,000	District of Columbia, Phillips College Issue, Revenue Bond, (BANK OF AMERICA N.A.), 2.30%, 08/01/33(a)	15,000,000
19,500,000	Illinois State Development Finance Authority, Chicago Symphony Orchestra, Revenue Bonds, (NORTHERN TRUST COMPANY), 2.25%, 12/01/28(a)	19,500,000
7,000,000	Kenton County, Kentucky, Industrial Building Authority, Redken Labs, Inc. Project, Revenue Bonds, (JP MORGAN CHASE BANK), 1.90%, 12/01/14(a)	7,000,000
17,600,000	King County, Washington, Sewer Authority, Revenue Bonds, Series A, (LANDESBANK HESSEN), 2.25%, 01/01/32(a)	17,600,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
$13,034,000	Long Island Power Authority, New York, Electrical Systems, Revenue Bonds, Series 1A, (BAYERISCHE LANDESBANK-80%/LANDESBANK BADEN-WUERTTEMBERG-20%), 2.28%, 05/01/33(a)	$13,034,000
30,800,000	Michigan State, Building Authority, Commercial Paper, Series 4, (BANK OF NEW YORK-70%/STATE STREET BANK & TRUST-30%), 1.95%, 04/27/05	30,800,000
13,550,000	New York City, New York, General Obligation Bonds, Series F-3, (JP MORGAN CHASE BANK), 2.23%, 02/15/13(a)	13,550,000
10,800,000	New York City, New York, General Obligation Bonds, Sub-Series H-3, (BANK OF NEW YORK), 2.21%, 03/01/34(a)	10,800,000
16,200,000	Virginia State, Capital Region Airport Community Authority, Revenue Bonds, Series B, (FIRST UNION NATIONAL BANK), 2.30%, 06/01/29(a)	16,200,000
19,030,000	Washington State, Public Power Supply System, Nuclear Project No. 1, Revenue Bonds, Series 1A-2, (BANK OF AMERICA N.A.), 2.29%, 07/01/17(a)	19,030,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $247,714,000)	247,714,000

See Notes to Financial Statements.

11

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund — (continued)

Shares	Security Description	Value
REGISTERED INVESTMENT COMPANIES — 0.00%
1	BlackRock Muni Fund	$1
1	Dreyfus Tax Exempt Cash Fund	1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $2)	2

TOTAL INVESTMENTS (Cost $2,050,659,089)	100.63%	$2,050,659,089
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.63)	(12,856,596)

NET ASSETS	100.00%	$2,037,802,493

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $373,321,087 or 18.32% of net assets.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 12% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

12

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Tax-Exempt Money Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

State Diversification	% of Net Assets	Market Value
Texas	12.65%	$257,810,000
Illinois	10.28	209,470,000
Michigan	9.43	192,142,000
Florida	6.67	135,870,000
New York	6.18	125,974,000
Georgia	5.54	112,800,000
North Carolina	5.12	104,390,000
Ohio	5.06	103,185,000
Washington	3.97	80,790,000
Pennsylvania	3.46	70,500,000
Tennessee	3.35	68,225,000
Alaska	3.31	67,505,000
District of Columbia	3.03	61,740,000
Colorado	2.75	56,100,000
Maryland	2.12	43,188,000
Arizona	2.05	41,705,000
Louisiana	1.91	39,000,000
Virginia	1.90	38,785,000
Utah	1.87	38,000,000
Wisconsin	1.61	32,720,000
Massachusetts	1.50	30,631,000
Nebraska	1.26	25,700,000
New Hampshire	1.23	25,004,087
Iowa	1.08	22,000,000
Minnesota	0.88	18,020,000
Oklahoma	0.79	16,000,000
Hawaii	0.51	10,420,000
Missouri	0.40	8,160,000
Alabama	0.38	7,825,000
Kentucky	0.34	7,000,000
Registered Investment Company	0.00	2

Total Investments	100.63%	$2,050,659,089
Other Assets and Liabilities (Net)	(0.63)	(12,856,596)

Net Assets	100.00%	$2,037,802,493

See Notes to Financial Statements.

13

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

New York Tax-Exempt Money Fund

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 67.93%
$ 5,500,000	Albany, New York, City School District, Tax Anticipation Notes, 2.75%, 10/28/05	$5,513,351
10,000,000	Broome County, New York, Bond Anticipation Notes, 2.00%, 04/21/05	10,000,874
15,400,000	Metropolitan Transition Authority, New York, Transition Revenue, BANS, Commercial Paper, Series A, CP-1, 1.95%, 04/06/05	15,400,000
8,485,000	New York City, New York, Municipal Water Finance Authority, Eagle Project 20040027, Revenue Bonds, Class A, 2.30%, 06/15/34(a)(b)	8,485,000
5,000,000	New York City, New York, Municipal Water Finance Authority, Extendable Commercial Paper, 2.05%, 04/11/05	5,000,000
10,000,000	New York City, New York, Municipal Water Finance Authority, Revenue Bonds, PUTTER, Series 622, (AMBAC), 2.30%, 06/15/12(a)(b)	10,000,000
7,300,000	New York City, New York, Municipal Water Finance Authority, Revenue Bonds, Series A, (FGIC), 2.25%, 06/15/25(a)	7,300,000
2,100,000	New York City, New York, Municipal Water Finance Authority, Revenue Bonds, Series C, (FGIC), 2.24%, 06/15/23(a)	2,100,000
10,870,000	New York City, New York, Transitional Finance Authority, Eagle Project 20030036, Revenue Bonds, Class A, 2.30%, 02/01/31(a)(b)	10,870,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 4,995,000	New York City, New York, Transitional Finance Authority, Revenue Bonds, PUTTER, Series 307, (AMBAC), 2.30%, 08/01/19(a)(b)	$4,995,000
5,515,000	New York City, New York, Transitional Finance Authority, Revenue Bonds, PUTTER, Series 471, (FGIC), 2.30%, 02/01/11(a)(b)	5,515,000
9,000,000	New York City, New York, Transitional Finance Authority, Revenue Bonds, Series 283, 2.30%, 11/15/18(a)(b)	9,000,000
12,685,000	New York City, New York, Transitional Finance Authority, Revenue Bonds, Series 536, (MBIA), 2.30%, 05/01/15(a)(b)	12,685,000
4,000,000	New York State Thruway, Tax Exempt, Commercial Paper, 1.95%, 04/07/05	4,000,000
11,000,000	New York State, Dormitory Authority, Columbia University, Series 1997, Commercial Paper, 1.95%, 04/11/05	11,000,000
1,600,000	New York State, Dormitory Authority, Cornell University, Commercial Paper, 1.90%, 04/08/05	1,600,000
10,000,000	New York State, Dormitory Authority, Cornell University, Revenue Bonds, Series B, 2.24%, 07/01/30(a)	10,000,000
5,000,000	New York State, Dormitory Authority, Mental Health Facilities, Revenue Bonds, (FSA), 2.28%, 02/15/21(a)	5,000,000
15,350,000	New York State, Dormitory Authority, Public Library Project, Revenue Bonds, Series A, (MBIA), 2.23%, 07/01/28(a)	15,350,000

See Notes to Financial Statements.

14

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

New York Tax-Exempt Money Fund — (continued)

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 1,500,000	New York State, Dormitory Authority, Rockefeller University, Revenue Bonds, Series A2, 2.24%, 07/01/32(a)	$1,500,000
11,417,500	New York State, Environmental Facilities Authority, Revenue Bonds, Series 731, 2.30%, 06/15/22(a)(b)	11,417,500
5,695,000	New York State, Metropolitan Transportation Authority, Floating Rate Trust Certificate, Revenue Bonds, Series 9, (FGIC), 2.31%, 07/01/26(a)(b)	5,695,000
13,165,000	New York State, Metropolitan Transportation Authority, Revenue Bonds, Series B, (FSA), 2.25%, 11/01/22(a)	13,165,000
5,000,000	New York State, Power Authority, Revenue Bonds, Sub-Series 5, 2.23%, 11/15/11(a)	5,000,000
8,200,000	New York State, Sales Tax Asset Receivable Corp., Revenue Bonds, PUTTER, Series 564, (MBIA), 2.30%, 10/15/12(a)(b)	8,200,000
10,000,000	New York State, Triborough Bridge & Tunnel Authority, Revenue Bonds, Series C, (AMBAC), 2.23%, 01/01/33(a)	10,000,000
9,100,000	Niagara Falls, New York, Bridge Community Toll Authority, Revenue Bonds, Series A, (FGIC), 2.26%, 10/01/19(a)	9,100,000
7,430,000	North Hempstead, New York, Bond Anticipation Notes, 2.00%, 04/28/05	7,431,379

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 6,325,000	Port Authority of New York & New Jersey, Special Obligation, Revenue Bonds, Versatile Structure Obligation, Series 5, 2.30%, 08/01/24(a)	$6,325,000
13,910,000	Sales Tax Asset Receivable Corporation, New York, Floating Rate Trust Certificate, Revenue Bonds, Series 984, (AMBAC), 2.30%, 10/15/32(a)(b)	13,910,000
12,500,000	Suffolk County, New York, Tax Anticipation Notes, Series I, 3.25%, 08/16/05	12,561,498
6,900,000	Suffolk County, New York, Water Authority, Bond Anticipation Notes, 2.22%, 06/01/06(a)	6,900,000
5,000,000	Suffolk County, New York, Water Authority, Bond Anticipation Notes, 2.22%, 01/01/08(a)	5,000,000
8,000,000	Suffolk County, New York, Water Authority, Bond Anticipation Notes, 2.22%, 12/01/09(a)	8,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $278,019,602)	278,019,602

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 31.93%
7,000,000	Long Island Power Authority, New York, Commercial Paper, Series 1, (JP MORGAN CHASE BANK), 2.05%, 04/06/05	7,000,000
1,050,000	Long Island Power Authority, New York, Revenue Bonds, Sub-Series 1B, (STATE STREET BANK & TRUST), 2.28%, 05/01/33(a)	1,050,000
4,350,000	Long Island Power Authority, New York, Revenue Bonds, Sub-Series 2A, (WESTDEUTSCHE LANDESBANK), 2.23%, 05/01/33(a)	4,350,000

See Notes to Financial Statements.

15

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

New York Tax-Exempt Money Fund — (continued)

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
$ 8,000,000	Long Island Power Authority, New York, Revenue Bonds, Sub-Series 3B, (WESTDEUTSCHE LANDESBANK), 2.25%, 05/01/33	$8,000,000
17,255,000	Nassau County, New York, Interim Finance Authority, Sales Tax, Revenue Bonds, Series B, (BNP PARIBAS), 2.21%, 11/15/22(a)	17,255,000
5,000,000	New York City, New York, General Obligation Bonds, Sub-Series A2, (BANK OF AMERICA N.A.), 2.23%, 08/01/31(a)	5,000,000
9,630,000	New York City, New York, General Obligation Bonds, Sub-Series B8, (BAYERISCHE LANDESBANK), 2.23%, 08/15/24(a)	9,630,000
1,300,000	New York City, New York, General Obligation Bonds, Sub-Series C5, (BANK OF NEW YORK), 2.28%, 08/01/20(a)	1,300,000
1,300,000	New York City, New York, General Obligation Bonds, Sub-Series E5, (JP MORGAN CHASE BANK), 2.25%, 08/01/16(a)	1,300,000
2,900,000	New York City, New York, General Obligation Bonds, Sub-Series G3, (WESTDEUTSCHE LANDESBANK), 2.21%, 08/01/14(a)	2,900,000
6,850,000	New York City, New York, General Obligation Bonds, Sub-Series H6, (FLEET NATIONAL BANK), 2.24%, 03/01/34(a)	6,850,000

Principal	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
$ 8,800,000	New York City, New York, Industrial Development Agency, Civic Facility Revenue Bonds, Jewish Community Center Project, (MANUFACTURERS & TRADERS), 2.38%, 03/01/30(a)	$8,800,000
10,000,000	New York City, New York, Industrial Development Agency, Revenue Bonds, New York Stock Exchange Project, Series B, (BANK OF AMERICA N.A.), 2.30%, 05/01/33(a)	10,000,000
6,300,000	New York City, New York, Mass Transportation Authority, Commercial Paper, Series A-1, (ABN AMRO), 1.92%, 04/06/05	6,300,000
5,400,000	New York City, New York, Mass Transportation Authority, Commercial Paper, Series A-1, (ABN AMRO), 1.93%, 04/07/05	5,400,000
13,500,000	New York State, Housing Finance Agency Services, Revenue Bonds, Series I, (LANDESBANK HESSEN), 2.28%, 03/15/31(a)	13,500,000
11,000,000	New York State, Local Government Assistance, Revenue Bonds, Series E, (LANDESBANK HESSEN), 2.18%, 04/01/25(a)	11,000,000
6,800,000	New York State, Local Government Assistance, Revenue Bonds, Series F, (SOCIETE GENERALE), 2.21%, 04/01/25(a)	6,800,000

See Notes to Financial Statements.

16

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

New York Tax-Exempt Money Fund — (continued)

Principal/ Shares	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
$ 4,238,000	Yonkers, New York, Industrial Development Agency, Civic Facility Revenue Bonds, Consumers Union Facility, (BANK OF NEW YORK), 2.30%, 07/01/19(a)	$4,238,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $130,673,000)	130,673,000

REGISTERED INVESTMENT COMPANIES — 0.24%
972,255	BlackRock Institutional New York Money Market Fund	972,255
1	Dreyfus New York Tax Exempt Fund	1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $972,256)	972,256

TOTAL INVESTMENTS (Cost $409,664,858)	100.10%	$409,664,858
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.10)	(412,856)

NET ASSETS	100.00%	$409,252,002

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $100,772,500 or 24.62% net assets.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FGIC-SPI—Financial Guaranty Insurance Corp. Securities Purchase, Inc.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 32% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2005, approximately 99% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of the issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	66.12%	$270,605,500
Commercial Paper	13.61	55,700,000
Anticipation Notes	13.54	55,407,102
General Obligation Bonds	6.59	26,980,000
Registered Investment Company	0.24	972,256

Total Investments	100.10%	$409,664,858
Other Assets and Liabilities (Net)	(0.10)	(412,856)

Net Assets	100.00%	$409,252,002

See Notes to Financial Statements.

17

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2005

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$1,596,594,915	$344,551,644	$368,947,929	$2,050,659,089	$409,664,858

Investments, at value (including repurchase agreements) (Note 1)	$1,596,594,915	$344,551,644	$368,947,929	$2,050,659,089	$409,664,858
Cash	—	—	—	—	71,657
Interest receivable	584,798	3,146	5,882	5,483,434	1,512,371
Receivable for investments sold	149,704,688	149,704,688	39,983,667	—	3,500,000
Receivable for fund shares sold	26,723,967	22,451,522	35,581,274	35,803,920	5,075,543

Total Assets	1,773,608,368	516,711,000	444,518,752	2,091,946,443	419,824,429

LIABILITIES:
Payable for dividends declared	2,587,123	846,662	487,546	2,593,234	400,596
Payable for investments purchased	—	—	9,989,695	—	—
Payable for fund shares redeemed	39,937,498	19,570,559	5,787,969	48,891,504	9,942,627
Investment advisory fees payable (Note 2)	35,632	6,038	40,500	59,518	32,716
Administration fees payable (Note 2)	205,957	64,070	50,743	272,907	51,823
Shareholder servicing fees payable (Note 2)	240,885	103,004	93,006	420,492	71,765
Directors’/Trustees’ fees and expense payable (Note 2)	—	349	47	—	—
Cash overdraft	—	—	—	1,634,162	—
Accrued expenses and other payables	260,858	93,790	61,084	272,133	72,900

Total Liabilities	43,267,953	20,684,472	16,510,590	54,143,950	10,572,427

NET ASSETS	$1,730,340,415	$496,026,528	$428,008,162	$2,037,802,493	$409,252,002

NET ASSETS consist of:
Undistributed net investment income	$—	$—	$2,400	$26,400	$986
Accumulated net realized gain (loss) on investments	(35,637)	(32,448)	—	—	—
Par value (Note 4)	1,730,581	496,126	428,016	2,038,026	409,252
Paid-in capital in excess of par value	1,728,645,471	495,562,850	427,577,746	2,035,738,067	408,841,764

Net Assets	$1,730,340,415	$496,026,528	$428,008,162	$2,037,802,493	$409,252,002

Net Assets:
Shares	$1,105,053,164	$496,026,528	$428,008,162	$2,037,802,493	$409,252,002
Institutional Shares	625,287,251	—	—	—	—
Shares of Common Stock Outstanding (Note 4):
Shares	1,105,292,365	496,126,021	428,015,889	2,038,025,945	409,251,926
Institutional Shares	625,288,256	—	—	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$1.00	$1.00	$1.00	$1.00	$1.00

Institutional Shares	$1.00	—	—	—	—

See Notes to Financial Statements.

18

Excelsior Funds

Statements of Operations

Year Ended March 31, 2005

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
INVESTMENT INCOME:
Interest income	$27,818,905	$8,814,263	$6,599,273	$29,840,070	$5,931,020

EXPENSES:
Investment advisory fees (Note 2)	4,004,089	1,286,537	1,284,515	5,222,568	2,156,839
Administration fees (Note 2)	2,424,662	779,389	648,495	3,162,252	653,423
Shareholder servicing fees — Shares (Note 2)	2,860,544	1,286,283	1,070,408	5,195,400	1,072,136
Legal and audit fees	315,004	118,125	98,475	412,711	97,205
Re-audit expenses (Note 2)	118,853	42,607	39,434	146,285	41,921
Custodian fees	66,509	25,883	—	101,085	34,851
Registration and filing fees	49,104	23,553	17,888	25,689	18,302
Shareholder reports	72,274	11,373	8,387	46,801	9,545
Transfer agent fees	127,811	26,245	24,071	33,088	24,616
Directors’/Trustees fees and expenses (Note 2)	45,115	14,216	11,862	78,693	16,155
Miscellaneous expenses	82,346	28,689	22,312	112,881	30,711

Total Expenses	10,166,311	3,642,900	3,225,847	14,537,453	4,155,704
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(3,555,089)	(1,146,409)	(750,805)	(4,432,905)	(1,657,746)
Administrator (Note 2)	(273,411)	(86,874)	(75,758)	(348,319)	(78,650)
Re-audit expenses paid by Investment Adviser (Note 2)	(118,853)	(42,607)	(39,434)	(146,285)	(41,921)

Net Expenses	6,218,958	2,367,010	2,359,850	9,609,944	2,377,387

NET INVESTMENT INCOME	21,599,947	6,447,253	4,239,423	20,230,126	3,553,633

REALIZED GAIN ON INVESTMENTS (Note 1):
Net realized gain on security transactions	6,919	2,167	6,094	38,044	1,894

Net increase in net assets resulting from operations	$21,606,866	$6,449,420	$4,245,517	$20,268,170	$3,555,527

See Notes to Financial Statements.

19

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund		Government Money Fund
	Year Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net investment income	$21,599,947	$14,865,550	$6,447,253	$3,926,682
Net realized gain (loss) on security transactions	6,919	(23,975)	2,167	(6,483)

Net increase in net assets resulting from operations	21,606,866	14,841,575	6,449,420	3,920,199

Distributions to shareholders:
From net investment income
Shares	(14,621,112)	(9,962,795)	(6,447,253)	(3,926,682)
Institutional Shares	(6,978,835)	(4,902,755)	—	—
From net realized gain on investment	—	—	—	—

Total distributions	(21,599,947)	(14,865,550)	(6,447,253)	(3,926,682)

Change in net assets from fund shares transactions (Note 4):
Shares	(36,514,934)	(646,272,448)	(48,696,954)	(49,768,352)
Institutional Shares	155,097,235	(77,930,018)	—	—

Total from fund share transactions	118,582,301	(724,202,466)	(48,696,954)	(49,768,352)

Net change in net assets	118,589,220	(724,226,441)	(48,694,787)	(49,774,835)

NET ASSETS:
Beginning of period	1,611,751,195	2,335,977,636	544,721,315	594,496,150

End of period(1)	$1,730,340,415	$1,611,751,195	$496,026,528	$544,721,315

(1) Including undistributed net investment income	$—	$—	$—	$—

See Notes to Financial Statements.

20

Treasury Money Fund		Tax-Exempt Money Fund		New York Tax-Exempt Money Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004	2005	2004
$4,239,423	$2,592,575	$20,230,126	$11,865,428	$3,553,633	$2,456,690
6,094	4,011	38,044	(780)	1,894	18,555

4,245,517	2,596,586	20,268,170	11,864,648	3,555,527	2,475,245

(4,245,864)	(2,592,576)	(20,240,002)	(11,865,425)	(3,553,633)	(2,456,690)
—	—	—	—	—	—
—	(4,586)	—	(311,916)	—	(31,105)

(4,245,864)	(2,597,162)	(20,240,002)	(12,177,341)	(3,553,633)	(2,487,795)

(91,713,040)	(52,275,911)	(6,902,094)	(236,273,538)	(80,848,665)	(58,462,779)
—	—	—	—	—	—

(91,713,040)	(52,275,911)	(6,902,094)	(236,273,538)	(80,848,665)	(58,462,779)

(91,713,387)	(52,276,487)	(6,873,926)	(236,586,231)	(80,846,771)	(58,475,329)

519,721,549	571,998,036	2,044,676,419	2,281,262,650	490,098,773	548,574,102

$428,008,162	$519,721,549	$2,037,802,493	$2,044,676,419	$409,252,002	$490,098,773

$2,400	$2,747	$26,400	$56	$986	$—

See Notes to Financial Statements.

21

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
MONEY FUND
Shares — (5/3/85*)
Year Ended March 31,
2005	$1.00	$0.01275	(2)	$0.00010	$0.01285	$(0.01285)	—
2004	1.00	0.00662		—	0.00662	(0.00662)	—
2003	1.00	0.01255		(0.00010)	0.01245	(0.01245)	—
2002	1.00	0.02741		0.00010	0.02751	(0.02751)	—
2001	1.00	0.05804		—	0.05804	(0.05804)	—
GOVERNMENT MONEY FUND
Shares — (5/8/85*)
Year Ended March 31,
2005	$1.00	$0.01250	(2)	$0.00003	$0.01253	$(0.01253)	—
2004	1.00	0.00625		—	0.00625	(0.00625)	—
2003	1.00	0.01199		(0.00039)	0.01160	(0.01160)	—
2002	1.00	0.02585		0.00038	0.02623	(0.02623)	—
2001	1.00	0.05752		—	0.05752	(0.05752)	—
TREASURY MONEY FUND
Shares — (2/13/91*)
Year Ended March 31,
2005	$1.00	$0.00988	(2)	$0.00031	$0.01019	$(0.01019)	—
2004	1.00	0.00484		0.00002	0.00486	(0.00485)	$(0.00001)
2003	1.00	0.01085		0.00004	0.01089	(0.01089)	—
2002	1.00	0.02451		(0.00002)	0.02449	(0.02449)	—
2001	1.00	0.05339		—	0.05339	(0.05339)	—
TAX-EXEMPT MONEY FUND
Shares — (5/24/85*)
Year Ended March 31,
2005	$1.00	$0.00966	(2)	—	$0.00966	$(0.00966)	—
2004	1.00	0.00546		$0.00029	0.00575	(0.00560)	$(0.00015)
2003	1.00	0.00967		(0.00002)	0.00965	(0.00964)	(0.00001)
2002	1.00	0.01862		0.00013	0.01875	(0.01865)	(0.00010)
2001	1.00	0.03580		—	0.03580	(0.03580)	—
NEW YORK TAX-EXEMPT MONEY FUND
Shares — (8/3/98*)
Year Ended March 31,
2005	$1.00	$0.00822	(2)	$0.00023	$0.00845	$(0.00845)	—
2004	1.00	0.00491		0.00006	0.00497	(0.00490)	$(0.00007)
2003	1.00	0.00884		(0.00007)	0.00877	(0.00873)	(0.00004)
2002	1.00	0.01758		0.00011	0.01769	(0.01769)	—
2001	1.00	0.03431		—	0.03431	(0.03431)	—
*	Commencement of Operations
(1)	Expense ratios before waiver of fees and reimbursement of expenses by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.

See Notes to Financial Statements.

22

Total Distributions	Net Asst Value, End of Period	Total Return	Net Assets, End of Period (000's)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets	Fee Wavier (Note 2)

$(0.01285)	$1.00	1.29%	$1,105,053	0.46%	0.70%	1.28%	$0.00249	(2)
(0.00662)	1.00	0.66%	1,141,562	0.45%	0.73%	0.67%	0.00279
(0.01245)	1.00	1.25%	1,787,852	0.39%	0.43%	1.25%	0.00033
(0.02751)	1.00	2.79%	1,802,136	0.44%	0.74%	2.76%	0.00295
(0.05804)	1.00	5.96%	1,891,042	0.47%	0.71%	5.84%	0.00238

$(0.01253)	$1.00	1.26%	$496,027	0.46%	0.71%	1.25%	$0.00247	(2)
(0.00625)	1.00	0.63%	544,721	0.45%	0.54%	0.62%	0.00089
(0.01160)	1.00	1.17%	594,496	0.39%	0.47%	1.21%	0.00082
(0.02623)	1.00	2.65%	795,287	0.43%	0.49%	2.72%	0.00063
(0.05752)	1.00	5.91%	1,427,560	0.46%	0.48%	5.76%	0.00029

$(0.01019)	$1.00	1.02%	$428,008	0.55%	0.75%	0.99%	$0.00202	(2)
(0.00486)	1.00	0.49%	519,722	0.50%	0.57%	0.49%	0.00075
(0.01089)	1.00	1.09%	571,998	0.45%	0.53%	1.08%	0.00075
(0.02449)	1.00	2.48%	604,281	0.48%	0.54%	2.42%	0.00062
(0.05339)	1.00	5.47%	615,926	0.50%	0.55%	5.35%	0.00046

$(0.00966)	$1.00	0.97%	$2,037,802	0.46%	0.69%	0.97%	$0.00235	(2)
(0.00575)	1.00	0.58%	2,044,676	0.44%	0.58%	0.56%	0.00132
(0.00965)	1.00	0.97%	2,281,263	0.39%	0.54%	0.97%	0.00158
(0.01875)	1.00	1.89%	2,522,455	0.44%	0.58%	1.85%	0.00136
(0.03580)	1.00	3.64%	2,617,329	0.45%	0.53%	3.59%	0.00075

$(0.00845)	$1.00	0.85%	$409,252	0.55%	0.97%	0.82%	$0.00411	(2)
(0.00497)	1.00	0.50%	490,099	0.50%	0.75%	0.49%	0.00253
(0.00877)	1.00	0.88%	548,574	0.44%	0.49%	0.89%	0.00043
(0.01769)	1.00	1.78%	696,093	0.48%	0.71%	1.76%	0.00228
(0.03431)	1.00	3.49%	682,445	0.51%	0.72%	3.43%	0.00214

See Notes to Financial Statements.

23

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) and Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) were incorporated under the laws of the State of Maryland on August 2, 1984 and August 8, 1984, respectively, and are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund, Real Estate Fund, New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund and New York Tax-Exempt Money Fund, each of which are non-diversified.

Excelsior Fund and Excelsior Tax-Exempt Fund currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, Government Money Fund and Treasury Money Fund, portfolios of Excelsior Fund, and for Tax-Exempt Money Fund and New York Tax-Exempt Money Fund, portfolios of Excelsior Tax-Exempt Fund (collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Money Fund offers two classes of shares: Institutional Shares and Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund are presented separately.

It is each Fund’s policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each Fund has adopted certain investment portfolio valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Fund will not vary.

(a) Portfolio valuation:

Securities are valued at amortized cost, which has been determined by each Fund’s Board of Directors to represent the fair value of the Funds’ investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

24

(c) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(d) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

(e) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Funds based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together, the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly as follows:

Money Fund	0.25%
Government Money Fund	0.25%
Treasury Money Fund	0.30%
Tax-Exempt Money Fund	0.25%
New York Tax-Exempt Money Fund	0.50%

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators

25

are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the International Equity Fund, International Fund, Pacific/Asia Fund and Emerging Markets Fund. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the five month period ended August 31, 2004, U.S. Trust Company, N.A. voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2005, administration fees charged to the Funds by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
Money Fund	$2,424,662	$(273,411)	$2,151,251
Government Money Fund	779,389	(86,874)	692,515
Treasury Money Fund	648,495	(75,758)	572,737
Tax-Exempt Money Fund	3,162,252	(348,319)	2,813,933
New York Tax-Exempt Money Fund	653,423	(78,650)	574,773

From time to time, in its sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2005, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Money Fund	0.50%
Government Money Fund	0.50%
Treasury Money Fund	0.55%
Tax-Exempt Money Fund	0.50%
New York Tax-Exempt Money Fund	0.60%

With regard to the Institutional Shares of Money Fund, for the period ended March 31, 2005, and until further notice, U.S. Trust contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than 0.25%.

For the year ended March 31, 2005, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Money Fund	$(3,555,089)
Government Money Fund	(1,146,409)
Treasury Money Fund	(750,805)
Tax-Exempt Money Fund	(4,432,905)
New York Tax-Exempt Money Fund	(1,657,746)

26

The Funds have entered into shareholder servicing agreements with various service organizations, which may include Charles Schwab & Co. Inc. (“CS & Co.”) and U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organizations’ customers, with the exception of the Institutional Shares of the Money Fund, which pays a fee of up to 0.15% of the average daily net assets of its shares. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

For the year ended March 31, 2005, shareholder servicing fees paid to CS & Co. and U.S. Trust were as follows:

Money Fund	$2,833,215
Government Money Fund	1,284,129
Treasury Money Fund	1,055,676
Tax-Exempt Money Fund	5,223,666
New York Tax-Exempt Fund	1,082,177

Effective January 1, 2005, BISYS Fund Services Limited Partnership became the Distributor for the Funds. Prior to January 1, 2005, Edgewood Services, Inc. (a wholly-owned subsidiary of Federated Investors, Inc.), served as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Effective July 31, 2004, each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated investment companies managed by U.S. Trust. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each Independent Director of Excelsior Fund received an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman received an additional annual fee of $7,500. Each Independent Director of the Excelsior Tax-Exempt Fund received an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee for Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee received an additional annual fee of $5,000. In addition, Directors and Trustees are reimbursed by the Excelsior Fund and Excelsior Tax-Exempt Fund for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

The Funds’ Board of Directors/Trustees selected Deloitte & Touche LLP in November of 2004 to be their registered public accounting firm and to re-audit the Funds’ March 31, 2004 financial statements. All expenses in connection with the re-audit, including costs of audit, legal services, and printing and mailing of the financial statements, were paid by the Adviser. Such expenses are reflected in the Statements of Operations as “re-audit expenses” and the corresponding expense waiver “re-audit expenses paid by Investment Adviser.”

27

3.    Federal Taxes:

It is the policy of the Excelsior Fund and Excelsior Tax-Exempt Fund that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 in each calendar year.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Money Fund	—	$5,131	$(5,131)
Treasury Money Fund	6,094	(6,094)	—
Tax-Exempt Money Fund	36,220	(36,217)	(3)
New York Tax-Exempt Money Fund	986	(986)	—

The tax character of dividends and distributions declared during the years ended March 31, 2005 and March 31, 2004 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total
Money Fund
2005	$19,959,001	—	—	$19,959,001
2004	14,865,550	—	—	14,865,550
Government Money Fund
2005	5,884,680	—	—	5,884,680
2004	3,926,682	—	—	3,926,682
Treasury Money Fund
2005	3,943,362	—	—	3,943,362
2004	2,597,162	—	—	2,597,162
Tax-Exempt Money Fund
2005	28,575	$18,660,028	$7,646	18,696,249
2004	38,469	11,865,305	273,567	12,177,341
New York Tax-Exempt Money Fund
2005	988	3,352,703	—	3,353,691
2004	31,529	2,456,266	—	2,487,795

28

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings
Money Fund	$2,587,123	—	$2,587,123	$(2,587,123)	$(35,637)	$(35,637)
Government Money Fund	846,662	—	846,662	(846,662)	(32,448)	(32,448)
Treasury Money Fund	489,946	—	489,946	(487,546)	—	2,400
Tax-Exempt Money Fund	—	$2,619,634	2,619,634	(2,593,234)	—	26,400
New York Tax-Exempt Money Fund	—	401,582	401,582	(400,596)	—	986

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2005, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2006	2007	2008	2011	2012	Total
Money Fund	—	—	—	$11,662	$23,975	$35,637
Government Money Fund	$4,692	$3,297	$18,903	—	5,556	32,448

4.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Fund is as follows: 4 billion shares each of the Money Fund and Government Money Fund, 2.5 billion shares of Treasury Money Fund, 2 billion shares of New York Tax-Exempt Money Fund and 5.5 billion shares for Tax-Exempt Money Fund.

Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of each Fund’s Board of Directors. Since the Funds have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

29

	Money Fund
	Year Ended March 31,
	2005		2004
	Shares	Amount	Amount
Sold:
Shares	3,782,584,603	$3,782,584,603	$4,664,084,234
Institutional Shares	4,191,107,467	4,191,107,467	2,751,605,010
Issued as reinvestment of dividends:
Shares	1,188,525	1,188,499	784,932
Institutional Shares	2,099,572	2,099,573	2,186,353
Redeemed:
Shares	(3,820,288,035)	(3,820,288,036)	(5,311,141,614)
Institutional Shares	(4,038,109,800)	(4,038,109,805)	(2,831,721,381)

Change in net assets	118,582,332	$118,582,301	$(724,202,466)

	Government Money Fund
	Year Ended March 31,
	2005	2004
Sold	$2,736,097,238	$3,164,391,955
Issued as reinvestment of dividends	377,287	271,873
Redeemed	(2,785,171,479)	(3,214,432,180)

Change in net assets	$(48,696,954)	$(49,768,352)

	Treasury Money Fund
	Year Ended March 31,
	2005	2004
Sold	$3,255,632,599	$2,924,119,256
Issued as reinvestment of dividends	968,644	641,186
Redeemed	(3,348,314,283)	(2,977,036,353)

Change in net assets	$(91,713,040)	$(52,275,911)

	Tax-Exempt Money Fund
	Year Ended March 31,
	2005	2004
Sold	$8,993,982,009	$7,348,246,145
Issued as reinvestment of dividends	573,372	360,212
Redeemed	(9,001,457,475)	(7,584,879,895)

Change in net assets	$(6,902,094)	$(236,273,538)

	New York Tax-Exempt Money Fund
	Year Ended March 31,
	2005	2004
Sold	$1,870,092,958	$1,700,208,458
Issued as reinvestment of dividends	460,208	422,511
Redeemed	(1,951,401,831)	(1,759,093,748)

Change in net assets	$(80,848,665)	$(58,462,779)

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5.    Line of Credit:

During the year ended March 31, 2005, the Funds and other affiliated funds participated in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. A commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2005, the Funds had no borrowings under the agreement. Effective March 9, 2005, the unsecured line of credit was terminated.

6.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies). The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

31

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund, and New York Tax-Exempt Money Fund (three of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights (Shares) for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund, and New York Tax-Exempt Money Fund as of March 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 27, 2005

33

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2005.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 74 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 62 Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Director, Crystal River Capital Inc. (a private REIT) (since March 2005); Director, Parson Brinkerhoff, Inc. (engineering firm) (since 1995); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Morrill Melton (“Mel”) Hall, Jr. Age: 60 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman and Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); Director, SLD Commodities, Inc. (importer of nuts) (since 1991); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Jonathan Piel Age: 66 Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	29	None.

34

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
John. D. Collins Age: 66 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, CCC Information Services Inc. (software to automate process of settling automobile claims) (since September 2004); Director, Mrs. Fields’ Companies, Inc. (consumer products) (since December 2004).

INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.

OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 45 President Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 44 Vice President Since February 2004	Managing Director of United States Trust Company of New York and President, U.S. Trust Institutional (since 2003); President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 46 Treasurer/Chief Financial and Chief Accounting Officer Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

35

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 46 Vice President and Assistant Treasurer Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management, Inc. (2004); Controller, Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44 Secretary and Chief Legal Officer Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50 Chief Compliance Officer Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations-New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel-New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 47 Anti-Money Laundering Officer Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 35 Vice President Since May 2005	Vice President, U.S. Trust Company, N.A. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001)	N/A	N/A

36

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2005, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

37

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=$8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

38

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Money Fund — Shares	$1,000.00	$1,008.90	0.46%	$2.31
Government Money Fund — Shares	1,000.00	1,008.70	0.46	2.31
Treasury Money Fund — Shares	1,000.00	1,007.30	0.55	2.76
Tax-Exempt Money Fund — Shares	1,000.00	1,006.40	0.46	2.31
New York Tax-Exempt Money Fund — Shares	1,000.00	1,005.80	0.55	2.76

Hypothetical 5% Return
Money Fund — Shares	1,000.00	1,022.68	0.46	2.32
Government Money Fund — Shares	1,000.00	1,022.68	0.46	2.32
Treasury Money Fund — Shares	1,000.00	1,022.22	0.55	2.78
Tax-Exempt Money Fund — Shares	1,000.00	1,022.68	0.46	2.32
New York Tax-Exempt Money Fund — Shares	1,000.00	1,022.22	0.55	2.78

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**Expenses	are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

39

AR-MM-0305/43798

FIXED INCOME FUNDS

ANNUAL REPORT

March 31, 2005

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider the Fund’s investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

March 31, 2005

Dear Fellow Shareholder:

The fiscal year ended March 31, 2005 was marked by a continuing uptrend in broad based market indices. Financial markets spent much of 2004 waiting to see who would win the U.S. Presidential election. Stocks rose in the post-election period, posting gains from the first week of November to year end. The markets held their ground despite higher than anticipated energy prices. On December 14th, the Standard & Poor’s 500 Index closed above 1200 for the first time since August of 2001, and stocks retained most of their year-end 2004 gains during the first quarter of 2005. Also, the Federal Reserve monetary policy took hold, with its seventh increase in the Federal Funds rate to 2.75% as of the end of the first quarter of 2005.

Going forward, our overall investment theme reflects a preference for goods versus services, real versus financial assets, and “old economy” sectors and industries stocks versus the so-called “new economy”. Creating the cities and the infrastructure that are springing up in giant global emerging economies has raised overall levels of demand for commodities that are in relatively short supply, particularly after a decade or more of capital under investment in tangible producing sectors. We expect to focus on opportunities for above-market returns, and our portfolio managers will aim to capitalize on these prospects as they take shape.

As always, we value your confidence in selecting Excelsior to fulfill your investment needs. We strongly believe that Excelsior’s array of funds will help meet the full range of your financial objectives.

Sincerely,

Mary Martinez

President

FIXED INCOME MARKET REVIEW

Despite the strong crosscurrents of rising market interest rates and growing inflationary pressures, the fixed-income marketplace held up relatively well for the twelve-month period ended March 31, 2005. Whether corporate or municipal, long or short-term, high quality or high yield, the fixed-income market indices generally trended upwards during the reporting period.

During the first fiscal quarter, U.S. Treasuries declined in price, suffering one of the worst three-month periods in a decade as the economy and the jobs market heated up. The Federal Reserve raised its federal funds target by 25 basis points, or one-quarter of one percent, to 1.25%, the first increase since May 2000.

After performing strongly earlier in 2004, asset-backed and commercial-mortgage-backed securities (CMBS) posted weaker returns relative to Treasuries. The underperformance was primarily due to the rise in interest rate swap spreads since these sectors are tightly correlated to swap spread movements. In addition, a surge in CMBS issuance in June also negatively impacted spreads. Meanwhile, residential mortgage-backed securities posted stronger relative results.

Prices for U.S. Treasury securities rebounded in the second fiscal quarter, pushing bond yields lower. This decrease in yields occurred even as the Federal Reserve continued to raise its target short-term interest rate. The Fed’s rate-setting committee increased its target short-term federal funds rate twice during the quarter, to 1.75%. Although short Treasury rates moderately declined in the quarter, the intermediate to long end of the Treasury curve experienced a decline in yields and the yield curve continued to flatten.

The third fiscal quarter saw further interest rate hikes on the part of the Federal Reserve, with two additional increases of 25 basis points bringing the target federal funds rate to 2.25%. These moves brought short-term rates to their highest levels in more than three years, although the yield curve flattened even further as the intermediate and long end of the Treasury curve experienced a less dramatic rise in yields.

Meanwhile, the municipal market took the Federal Reserve’s actions in stride with surprisingly little movement in residential mortgage rates. After jumping last spring when the Fed signaled its intention to raise short-term interest rates, longer-term municipal yields actually came back down when the Fed’s tightening began in earnest in June.

The reporting period’s final quarter proved challenging for the fixed-income markets. The Fed raised rates twice more, bringing the federal funds rate to 2.75%. A market sell-off in bonds was precipitated by Federal Reserve Chairman Alan Greenspan’s pronouncement mid-way through the quarter that low long-term yields, combined with rising short-term yields, posed a “conundrum” in the market. Then in March, the Fed indicated for the first time in this tightening cycle that it is concerned about inflationary pressures. The fixed-income market’s sentiment worsened further after General Motors announced that its earnings and cash flow for 2005 would be much lower than anticipated. As a result, the majority of fixed-income indices came under pressure during the quarter.

EXCELSIOR FUNDS, INC.	MANAGED INCOME FUND

The Fund’s strong relative performance in the first fiscal quarter was largely the result of the portfolio’s barbell position and shorter duration, which benefited as yields rose and the Treasury yield curve flattened. In the second fiscal quarter, the portfolio’s barbell position continued to benefit from further flattening in the Treasury yield curve. Another positive contributor that benefited from declining interest rates was the portfolio’s higher weighted coupon in the mortgage sector. In the third fiscal quarter, the Fund maintained its defensive positioning to rising interest rates and the bias to a continued flattening of the yield curve. This strategy was a positive contributor to returns along with the portfolio’s allocation to residential mortgages and commercial mortgage backed securities. Our allocation to high yield securities again added value over the quarter and throughout the year as below investment grade corporate spreads continued to tighten throughout this period. In the final quarter of the reporting period, the Fund declined but held up better than its index. The Fund’s defensive posture to rising rates and positioning for a flattening yield curve were the largest contributors to its outperformance. A moderately underweight allocation in investment grade corporate bonds also aided returns this quarter as the investment grade corporate market lost ground over the period.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM MANAGED INCOME FUND

In the first fiscal quarter, the Fund maintained a defensive posture to interest rate increases. Sector exposure favored non-Treasury issues for their added yield and positive relative performance versus Treasury securities in a strengthening economy. Securities with call features, such as, mortgages and callable agencies, were overweighted based on valuation levels, and the shorter duration of the overall portfolio aided relative returns. In the second fiscal quarter, the Fund reestablished a more defensive posture due to rising interest rates by shortening duration and improving quality. The Fund maintained its shorter-than-benchmark duration in the third fiscal quarter and was underweighted to corporates as the sector appeared fully valued. However, underweight exposure to corporate bonds proved to be a drag on performance. In the reporting period’s final quarter, the Fund remained defensively positioned with a duration below its benchmark with an underweight concentrated in 2-year to 5-year maturities, which generally perform poorly when the Fed is raising rates. The “barbell” structure continued to be employed with an overweight in 10-year and longer maturity securities and cash equivalents.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

The Fund moderately outperformed its benchmark in the first fiscal quarter as we increased the allocation to agency mortgage-backed securities and slightly trimmed the portfolio’s weighting to Treasury securities. Meanwhile, duration began the reporting period relatively close to the benchmark’s. Durations were reduced to a very short average life in the second fiscal quarter. During the third fiscal quarter, the Fund maintained its exposure to higher-yielding mortgage and asset-backed sectors, while duration was shortened even further as the yield curve flattened further. Meanwhile, spread sectors delivered strong performance again and the Fund continued to hold these securities for their added income. In the reporting period’s final quarter, the Fund outperformed its index as holdings of higher-yielding mortgage and asset-backed securities benefited returns. U.S. Treasury rates increased during the first quarter as the economy exhibited signs of continued strength. But declining levels of implied volatility seem to suggest that rates would remain more subdued for the time being unless the inflation picture or the valuation of the U.S. dollar became more problematic. At period’s end, the Fund’s duration was 1.61 years with an average yield that exceeded the benchmark’s.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST	HIGH YIELD FUND

The key drivers of high yield market performance in the first fiscal quarter were the ongoing improvement in default rates and the nearly 100-basis-point increase in U.S. interest rates. Relative to the Merrill High Yield Index, we had overweight positions in paper/packaging, chemicals, and metals/mining to benefit from strong economic growth and in gaming to reduce portfolio volatility. In the second fiscal quarter, we positioned the portfolio for moderate volatility in an environment of solid economic growth and stable or moderately rising interest rates, holding issues with high coupons trading near their call prices. As a result, the Fund did not fully participate in the strong performance of the high yield sector during the quarter as interest rates fell. The Fund’s relative underperformance in the third fiscal quarter was almost entirely due to underweight exposure to high-volatility, lower-tier securities. However, it is important to note that our underweighting of lower-tier credits reflected concerns surrounding possible principal risk from rising interest rates and uncertainty surrounding national and international political events. In the reporting period’s final quarter, the Fund’s performance was notably mixed with January and particularly March suffering negative returns. During the quarter, our positions in chemicals and metals, along with certain telecom holdings, helped the Fund outperform the Index. However, our underweight in energy as well as holdings in automotive suppliers modestly impaired performance. Finally, the Fund’s shorter duration relative to the Index was somewhat beneficial to performance, as Treasury yields continued to rise throughout the quarter.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since October 31, 2000 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

The Excelsior Long-Term Tax-Exempt Fund began the second quarter of 2004 with roughly 42% cash; early in the period, as the market sold off, we began to put money back to work; at its lowest point, cash stood at 25%. As the market picked up, however, we sold into the recovery, bringing the cash level back up to 40%. Essentially, while we did engage in some opportunistic trading in the quarter—which benefited the Fund—we largely maintained a defensive structure to the portfolio. Additional portfolio activity in the period included selling of several higher-coupon (5.75%) bonds and the purchase of several 5% coupon bonds, structuring heavily in the 25- to 30-year range.

The Fund began the third quarter of 2004 with roughly 43% cash. We began to put the money back to work, bringing cash down to roughly 23% by quarter end. We focused on a combination of longer and intermediate issues, and higher coupons with longer calls. Discount bonds were virtually impossible to find in the period. Most of the money was put into the 12- to 13-year range; the average maturity of the portfolio increased by roughly a year to the 16-year area. This number is deceptive, however, as the bonds are trading to 8-, 9-, or 10-year calls. The Fund had a solid quarter overall, given some advance refundings.

Through the fourth quarter of 2004, the Fund maintained its largely defensive posture in continued expectation of rising interest rates. On December 31, the portfolio’s average maturity was about 15 years, with most bonds trading to 8- or 9-year call dates, and the cash equivalent position was 27%. Both numbers were virtually the same when the quarter began. With the exception of a few opportunistic December trades that contributed positively to the Fund’s performance, the portfolio was largely unchanged during the period. The impact of the year’s rate hikes was not felt at the long end of the yield curve, where rates closed the year not far from where they started despite some interim volatility. By keeping a significant percentage of fund assets in cash equivalents, the Fund benefited from rising rates at the short end, while maintaining the flexibility to invest further out should the yield curve steepen and reward investors for the added risk of longer maturities.

For the first quarter of 2005, the Excelsior Long-Term Tax-Exempt Fund maintained the defensive posture it has held for some time in anticipation of higher interest rates. The cash position increased from 26% on December 31, 2004 to 36% three months later. This rise resulted from a combination of result of new cash coming into the Fund as transactions intended to bring the Fund’s average maturity from down 15 years at the beginning of the quarter to 13 years at the end. Call dates on bonds in the portfolio were between seven and nine years.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

During the second quarter of 2004, redemptions reduced the Excelsior Intermediate-Term Tax-Exempt Fund’s cash by about 3%. The Fund’s average life—at roughly six years—finished the quarter where it started. The Fund’s slight underperformance relative to peers can be attributed to its longer average maturity relative to the average of other Funds in the group.

Portfolio activity for the Excelsior Intermediate-Term Tax-Exempt Fund was minimal during the third quarter, as we were satisfied with the structure of the Fund. During the period, we lost about 4% cash to redemptions, which brought the number from 23.5% to 19.5%. The average maturity of the Fund has remained at roughly 6.2 years even with the passage of time because of refunding.

Managers of the Fund had no reason to change strategies during the 2004 fourth quarter, maintaining roughly 80% of fund assets in non-callable bonds with an average life of close to 6 years and a 20% cash position. Virtually no trades occurred in the portfolio during the quarter, other than one sale to cover redemptions without changing the cash position. Although the Federal Reserve increased the federal funds rate by a total of 50 basis points during the quarter—and 125 basis points during the year—the moves have yet to make any significant impact on intermediate- to long-term rates. As a result, the Fund remains positioned for a rising rate environment with a healthy portion of cash and an average life near the midpoint of the 3-10 year range defined by the Fund’s investment objective. With a curve where a 10-year muni yields only about 80 basis points more than one maturing in five years, the Fund favors shorter life and lower risk.

The first quarter of 2005 was exceptionally quiet for Excelsior Intermediate Tax-Exempt Fund. The portfolio remained in a holding pattern, with no purchases or sales in the period. With expectations for a continued rise in interest rates, and virtually no incentive to trade, we held our defensive posture. New money coming into the Fund increased the cash position from 21% to 23% and reduced the average maturity to 5.5 years. The reward of extending maturities any further at this point falls short of the risk that prices will fall as the market pushes longer-term rates up.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

After a first quarter marked by significant cash inflows for the Excelsior Short-Term Tax-Exempt Fund, the second quarter, on the other hand, saw redemptions mount, bringing cash levels down; we sold securities as a result in an effort to maintain cash at roughly 40%, with a 1.7-year average life, most due in the three-year area.

The third quarter saw minimal portfolio activity in the Fund. We maintained roughly 40% cash and equivalents in the period; the drag here was negligible as the yield (at about 1.4%-1.5%) was similar to yields obtainable out in the 1-year area and not much lower than what we could get out at two years. We maintained an average maturity of 1.5 years and remain cautious.

The Fund ended the year close to where it began in terms of portfolio structure. Although considerable cash came into the Fund during the first half of 2004 as market-shy investors sought liquidity and tax-exempt yield, redemptions became more the norm as the stock market gained momentum. The barbell strategy, deployed when inflows were strong, continues to serve the portfolio well, however. Approximately 45% of Fund assets were held in cash equivalents, reaping the benefit of short-term rate hikes while creating the flexibility to invest when the yield curve warrants an extension of maturities. Most of the remainder of the portfolio was invested primarily in triple-A-rated securities closer to the three-year maximum average maturity, resulting in a short average life of 19 months. The Fund astutely avoided investing too many assets in the two-four year maturity range, where returns did not compensate for risk.

The Fund finished the first quarter of 2005 in a barbell formation, with about 44% in cash and the remainder invested in the two-to-two-and-a-half- year maturity range where yields ended the quarter about 40 basis points higher than they began. With a short average maturity in the fund of about 15 months, the Fund has the flexibility to take advantage of the market’s anticipation of future rate hikes.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

During the second quarter of 2004, redemptions reduced the Excelsior New York Intermediate-Term Tax-Exempt Fund’s cash from 26% to roughly 20%. The Fund’s average life—at roughly six years—finished the quarter where it started. The Fund’s slight underperformance relative to peers can be attributed to its longer average maturity relative to the average of other Funds in the group.

Portfolio activity for the Fund was minimal during the third quarter, as we were satisfied with the structure of the Fund. During the period, we lost about 4% cash to redemptions, bringing the number from 20% to 16%. The average maturity of the Fund has remained at roughly 6 years even with the passage of time because of refunding.

The Fund performed in line with its peer group during the fourth quarter of 2004, with a strategy that continued to anticipate a rising interest rate environment. Over 80% of the portfolio was invested in non-callable bonds from New York state and municipal issuers. A cash-equivalent position of close to 20% brings the fund’s average life to approximately six years, consistent with where it began the quarter. Minimal trading during the period achieved diversification objectives with a neutral impact on performance.

During the first quarter of 2005, the only transaction in the Excelsior New York Intermediate-Term Tax-Exempt Fund was one sale that realized a gain and brought the portfolio’s average maturity down to 5.5 years. In a market that had been waiting for longer-term rates to rise for some time, the Fund was best positioned at this point on the yield curve, given its investment objectives, maturity parameters and the risk-reward relationships in the bond market. The cash position grew from 22% to 26% of the portfolio as the result of this sale, positioning the Fund to act when conditions warrant. Except for this one transaction, the portfolio was in a holding pattern for the quarter.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA TAX-EXEMPT INCOME FUND

During the first fiscal quarter, the successful new issuance of $7.9 billion California Economic Recovery bonds was instrumental in changing the tone of the California market. The record bond sale averted a cash shortage. Moodys, citing that the trend of economic recovery is now well established, raised the State’s general obligation debt to A3 from Baa1 and has given it a positive outlook. By quarter-end, yields on AAA California bonds maturing less than 10 years were lower than AAA national bonds with similar maturities and structure. As a result intermediate, high quality California bonds performed better than comparable national bonds. The Excelsior California Tax-Exempt Income Fund took advantage of the higher yields and modestly lengthened the portfolio to an average maturity of just under 4.5 years.

During the second fiscal quarter, California’s general obligation debt was raised three levels by Standard & Poor’s. The liquidity concerns of the last year dissipated while the economy and tax revenues improved. The secondary market was the source of bonds purchased in the Fund. Though California was the largest issuer of bonds through the quarter, the sectors and structure of the new issues did not meet our needs. In the low interest rate environment of the quarter, we looked for relative value along the yield curve. The intermediate range (5 to 10 years) provided the highest incremental yield pick-up. The average maturity remained at just over four years and we continued to manage the portfolio defensively and purchase bonds inside of ten years.

For the third fiscal quarter the spread between California yields and national yields remained within historical norms. California yields were slightly lower than national yields, but California bonds remained the choice for clients in the highest Federal and California tax brackets. The Fund was managed to defend the portfolio against higher interest rates. While we did see rates rise in the quarter and for the year, we did not see the large increase in bond rates that many expected in 2004. The average maturity remained at approximately 4 years while we maintained our somewhat defensive position.

During the fourth fiscal quarter, ending March 31, 2005, the Federal Open Market Committee maintained the stance that the risk of heightened inflationary pressures versus the risk of economic weakness remained “balanced”. They continued a series of increases and raised the Fed Funds rate at each of the two meetings during the quarter to 2.75%.

In the fourth quarter, the yield curve continued to flatten as short-term yields followed the Fed Funds higher, while longer-term yields were slower-moving. Two-year Treasury yields increased by 71 basis points to 3.78%. 10-year Treasury yields rose a more modest 26 basis points to yield 4. 48%. Five- year AAA municipal bond yields were higher by approximately 50 basis points to 2.79%. Ten-year AAA yields increased about 28 basis points to yield 3.92%. Thirty-year bonds were unchanged at 4.58%. Intermediate portfolios underperformed versus longer term portfolios as a result of the further flattening of the yield curve. Price declines in intermediate bonds exceeded coupon income, resulting in negative total returns. The yield spread between California and national bonds was mixed during the quarter. In the 5-year range, California yields increased slightly more than their national counterparts and in the 10-year maturity range, national bond yields increased slightly more than California bonds. The spread between national and California bonds remained within historical norms. As rates moved up during the quarter, we took advantage of the higher rates and purchased bonds at higher yields. The intention was to slowly increase the average maturity of the portfolio, which ended the quarter at 4.3 years, and to purchase bonds where the incremental yield pick-up is of the most value.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA TAX-EXEMPT INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund

Principal		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 2.04%
$2,156,712	CIT RV Trust, 1999-A A4	6.16%	06/15/13		$2,177,136
2,161,000	Residential Asset Mortgage Products, Inc., 2003-FZ4 A2(a)	2.81	07/25/27		2,144,814

	TOTAL ASSET BACKED SECURITIES (Cost $4,273,185)				4,321,950

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.76%
2,701,071	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(a)	4.49	12/25/34		2,687,565
3,062,141	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34		3,077,796
2,034,936	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34		2,076,568
3,265,044	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	01/25/35		3,204,434

				11,046,363

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 7.07%
9,568,125	1602 PH	6.00	04/15/23		9,738,026
5,033,552	2333 UZ	6.50	07/15/31		5,248,183

					14,986,209

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.48%
3,000,000	2005-25 B	6.21	03/16/21		3,127,349

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,294,034)				29,159,921

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.33%
1,477,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76	11/10/39		1,445,378
3,705,581	Chase Commercial Mortgage Securities Corp., 1997-2 D	6.60	12/19/29		3,899,755
1,689,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36		1,718,354
2,000,000	Morgan Stanley Capital I, 1997-C1F(b)	6.85	02/15/20		2,100,107
3,601,000	Morgan Stanley Capital I, 1999-WF1 B	6.32	11/15/31		3,798,947
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33		3,524,429
4,000,000	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06		4,125,009

Principal		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,009,000	Mortgage Capital Funding, Inc., 1996-MC2 D	7.26%	10/20/06	$1,052,172
836,000	Mortgage Capital Funding, Inc., 1997-MC2 C(a)	6.88	11/20/27	881,797
3,061,000	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,252,450
2,521,000	Nomura Asset Securities Corp., 1998-D6 A4(a)	7.61	03/15/30	2,892,223
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,560,007
2,305,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	2,353,477

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $33,891,204)			34,604,105

CORPORATE BONDS — 14.11%
505,000	AK Steel Corp.	7.75	06/15/12	486,063
1,117,000	America Movil S.A.	4.13	03/01/09	1,074,240
3,421,000	Bank One Texas N.A.	6.25	02/15/08	3,587,344
700,000	British Telecommunications plc	8.88	12/15/30	932,742
1,081,000	CIT Group, Inc.	5.88	10/15/08	1,122,056
961,000	CMS Energy Corp.	9.88	10/15/07	1,042,685
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,546,122
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,550,876
1,081,000	Deutsche Telekom International Finance	8.75	06/15/30	1,413,408
181,000	Hercules, Inc.	11.13	11/15/07	207,245
2,773,000	Household Finance Corp.	8.00	07/15/10	3,172,220
649,000	IMC Global, Inc., Series B	10.88	06/01/08	743,105
1,437,000	International Lease Finance Corp.	4.50	05/01/08	1,427,721
2,881,000	Merrill Lynch & Co. MTN	5.00	02/03/14	2,822,461
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,426,740
627,000	PSEG Energy Holdings, Inc.	8.63	02/15/08	661,485
800,000	Qwest Services Corp.(b)	14.00	12/15/10	926,000
1,596,000	Sprint Capital Corp.	8.38	03/15/12	1,865,242
1,153,000	Time Warner Cos., Inc.	7.25	10/15/17	1,307,450

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund — (continued)

Principal		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
$1,441,000	Wal-Mart Stores	4.13%	02/15/11	$1,395,861
1,081,000	Weyerhaeuser Co.	6.88	12/15/33	1,200,497

	TOTAL CORPORATE BONDS (Cost $28,568,554)			29,911,563

TAX-EXEMPT SECURITIES — 4.22%
3,169,000	New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series B, (AMBAC)	5.50	03/15/28	3,624,544
1,441,000	New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series B, (AMBAC)	5.50	03/15/30	1,648,144
3,601,000	University of Texas Revenue Bonds, Series B	5.00	08/15/33	3,677,521

	TOTAL TAX-EXEMPT SECURITIES (Cost $9,257,739)			8,950,209

FOREIGN GOVERNMENT OBLIGATION — 1.06%
2,161,000	United Mexican States	6.38	01/16/13	2,242,038

	TOTAL FOREIGN GOVERNMENT OBLIGATION (Cost $2,198,956)			2,242,038

U.S. GOVERNMENT AGENCY BONDS & NOTES — 10.64%
	FANNIE MAE — 10.64%
2,000,000		6.25	02/01/11	2,137,068
18,000,000	Discount Note(c)	2.73	05/04/05	17,954,955
5,329,000	Discount Note	6.25	10/09/19	2,455,710

				22,547,733

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $22,250,923)			22,547,733

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 26.19%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.18%
3,355,322	Pool # A20105	5.00	04/01/34	3,285,094
3,397,249	Pool # C01811	5.00	04/01/34	3,326,143
136,304	Pool # C71221	5.00	09/01/32	133,860

				6,745,097

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 18.92%
23,988,889	Pool # 11996, May TBA	5.00	05/01/35	23,381,682
1,282,401	Pool # 387203	4.80	01/01/12	1,286,394
1,095,029	Pool # 387204	4.80	01/01/12	1,098,439
5,182,934	Pool # 618322	6.00	12/01/31	5,304,508

Principal/ Shares		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$2,724,099	Pool # 728826 ARM(a)	4.10%	07/01/33	$2,705,560
6,299,361	Pool # 805386 ARM(a)	4.94	01/01/35	6,307,357

				40,083,940

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 4.09%
548,861	Pool # 2562	6.00	03/20/28	564,684
771,468	Pool # 267812	8.50	06/15/17	841,436
2,571,829	Pool # 3413	4.50	07/20/33	2,457,698
2,414,218	Pool # 3442	5.00	09/20/33	2,381,738
36,755	Pool # 532751	9.00	08/15/30	40,672
136,374	Pool # 568670	6.50	04/15/32	142,611
398,889	Pool # 780548	8.50	12/15/17	433,731
391,833	Pool # 780865	9.50	11/15/17	432,724
717,221	Pool # 781084	9.00	12/15/17	781,102
578,818	Pool # 80311 ARM(a)	3.50	08/20/29	586,391

				8,662,787

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $55,007,487)			55,491,824

U.S. GOVERNMENT SECURITIES — 11.17%
	U.S. TREASURY PRINCIPAL ONLY STRIPS — 4.44%
4,836,000		0.00	05/15/17	2,714,785
4,545,000		0.00	05/15/17	2,539,382
8,642,000		0.00	02/15/20	4,164,182

				9,418,349

	U.S. TREASURY INFLATION PROTECTED BONDS — 2.70%
1,675,595		3.88	01/15/09	1,847,846
3,000,000		4.25	01/15/10	3,870,789

				5,718,635

	U.S. TREASURY NOTES — 4.03%
7,000,000	(c)	3.63	01/15/10	6,833,750
1,285,000		7.63	11/15/22	1,701,970

				8,535,720

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $23,517,454)			23,672,704

REGISTERED INVESTMENT COMPANIES — 0.72%
764,706	Dreyfus Government Cash Management Fund			764,706
764,706	Fidelity U.S. Treasury II Fund			764,705

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,529,411)			1,529,411

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Managed Income Fund — (continued)

		Value
TOTAL INVESTMENTS (Cost $209,787,935)(d)	100.24%	$212,431,458

LIABILITIES IN EXCESS OF OTHER ASSETS	0.24	(498,472)

NET ASSETS	100.00%	$211,932,986

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $3,026,107 or 1.43% of net assets.
(c)	All or part of the security is segregated by the fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,669,100	$(1,025,577)	$2,643,523

AMBAC—American Municipal Bond Assurance Corp.

ARM—Adjustable Rate Mortgage

Discount Note—The rate reported is the discount rate at the time of purchase.

MTN—Medium Term Note

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

TBA—To Be Announced

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	48.00%	$101,712,261
Commercial Mortgage-Backed Securities	16.33	34,604,105
Corporate Bonds	14.11	29,911,563
Collateralized Mortgage Obligations	13.76	29,159,921
Tax-Exempt Securities	4.22	8,950,209
Asset Backed Securities	2.04	4,321,950
Foreign Government Obligation	1.06	2,242,038
Registered Investment Company	0.72	1,529,411

Total Investments	100.24%	$212,431,458
Other Assets and Liabilities (Net)	(0.24)	(498,472)

Net Assets	100.00%	$211,932,986

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund

Principal		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 3.21%
$2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70%	06/15/11	$2,108,750
3,485,000	Capital One Multi-Asset Execution Trust, 2003-A1 A1(b)	3.20	01/15/09	3,497,569
1,625,000	Capital One Multi-Asset Execution Trust, 2003-B1 B1(b)	3.98	02/17/09	1,641,058
2,670,000	Chase Credit Card Master Trust, 2001-1 C(b)	3.66	06/16/08	2,683,687
1,071,614	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	3.12	04/25/33	1,074,939
2,000,000	MBNA Master Credit Card Trust USA, 2000-K C(a)(b)	3.61	03/17/08	1,999,688
180,055	Residential Asset Mortgage Products, Inc., 2003-RS8 AI1(b)	3.01	08/25/21	180,060

	TOTAL ASSET BACKED SECURITIES (Cost $13,192,026)			13,185,751

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.62%
2,138,663	Bank of America Mortgage Securities 2003-A 2A1	3.98	02/25/33	2,111,645
5,031,932	Bear Stearns ARM, 2004-1 11A3(b)	3.50	04/25/34	4,996,464
5,865,669	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	5,985,673
3,117,575	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	01/25/35	3,059,702
4,435,466	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1	4.57	02/25/35	4,392,550

				20,546,034

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 2.37%
2,999,098	2386 QH	6.50	10/15/30	3,042,935
6,647,678	2406 PE	6.50	08/15/30	6,693,869

				9,736,804

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 0.87%
3,557,543	2001-42 QG	6.50	07/25/30	3,564,948

Principal		Rate	Maturity Date	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.37%
$2,800,000	2005-10 MW	4.67%	09/16/25	$2,753,931
2,925,000	2005-14 B	4.48	08/16/32	2,856,947

				5,610,878

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $39,876,165)			39,458,664

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.75%
4,327,000	Bear Stearns Commercial Mortgage Securities, 2005-PWR7 A3	5.12	02/11/41	4,325,648
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,296,213
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	4,246,677
2,667,506	DLJ Mortgage Acceptance Corp., 1996-CF2 A3(a)	7.38	11/12/21	2,733,006
3,955,456	DLJ Mortgage Acceptance Corp., 1997-CF2 A1B(a)	6.82	10/15/30	4,137,189
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1 C	6.59	05/15/33	4,167,427
1,847,468	LB-UBS Commercial Mortgage Trust, 2001-C2 A1	6.27	06/15/20	1,928,667
3,713,081	Midland Realty Acceptance Corp., 1996-C2 B	7.34	01/25/29	3,855,134
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	3,042,606
3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17	01/14/42	3,114,185
3,000,000	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	3,093,758
2,402,770	Mortgage Capital Funding, Inc., 1996-MC2 C	7.22	12/21/26	2,500,914
3,410,000	Nomura Asset Securities Corp., 1998-D6 A1B	6.59	03/15/30	3,612,143
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	7.61	03/15/30	4,617,691
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,546,086

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund — (continued)

Principal		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61%	12/15/35	$6,450,720
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,875,425

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $60,534,913)			60,543,489

CORPORATE BONDS — 28.78%
500,000	AK Steel Corp.	7.75	06/15/12	481,250
3,150,000	Allstate Life Global Funding Trust	3.85	01/25/08	3,102,788
1,720,000	America Movil S.A.	4.13	03/01/09	1,654,157
1,810,000	Bank One Corp.	7.63	10/15/26	2,205,938
4,155,000	Caterpillar Financial Services Corp. MTN	2.35	09/15/06	4,060,269
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	492,500
2,570,000	Cit Group, Inc.	5.00	02/01/15	2,483,121
1,100,000	CMS Energy Corp.	9.88	10/15/07	1,193,500
167,000	Compagnie Generale de Geophysique S.A.	10.63	11/15/07	176,185
2,975,000	Continental Cablevision	9.00	09/01/08	3,350,594
1,835,000	Credit Suisse First Boston (USA), Inc.	3.88	01/15/09	1,785,272
2,040,000	DaimlerChrysler NA Holding Corp.	4.05	06/04/08	1,981,126
6,000,000	FedEx Corp.	2.65	04/01/07	5,814,264
3,150,000	Ford Motor Credit Co.	6.88	02/01/06	3,192,834
2,290,000	Ford Motor Credit Co.	5.80	01/12/09	2,187,124
2,897,961	Hainan Airways(b)	3.01	12/15/07	2,897,961
250,000	Hercules, Inc.	11.13	11/15/07	286,250
5,645,000	Household Finance Corp.	8.00	07/15/10	6,457,694
350,000	IMC Global, Inc., Series B	10.88	06/01/08	400,750
5,500,000	International Lease Finance Corp.	4.75	01/13/12	5,331,189
5,300,000	John Deere Capital Corp. MTN(b)	2.85	07/11/05	5,303,943
2,685,000	John Deere Capital Corp. MTN	3.38	10/01/07	2,622,619
4,130,000	JP Morgan Chase & Co.	5.25	05/30/07	4,211,373
3,435,000	Legg Mason, Inc.	6.75	07/02/08	3,666,581
5,000,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	4,873,100
4,065,000	Limited Brands, Inc.	5.25	11/01/14	3,862,238

Principal		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
$2,130,000	Mercantile Bancorp	7.30%	06/15/07	$2,261,031
75,000	Merrill Lynch & Co.	3.00	04/30/07	73,385
5,100,000	Morgan Stanley	4.75	04/01/14	4,855,807
2,000,000	Nationwide Life Global Funding, Inc.(a)	5.35	02/15/07	2,037,292
1,955,000	Nisource Finance Corp.	7.88	11/15/10	2,229,439
3,625,000	Pepsi Bottling Group, llc	2.45	10/16/06	3,541,614
1,975,000	Prudential Financial, Inc.	5.10	09/20/14	1,955,455
1,200,000	Qwest Services Corp(a)	14.00	12/15/10	1,389,000
1,750,000	Susquehanna Bancshares, Inc.	6.05	11/01/12	1,818,313
1,915,000	Telefonos de Mexico S.A.	4.50	11/19/08	1,882,727
4,185,000	Textron Financial Corp. MTN(b)	3.94	04/24/06	4,236,777
2,415,000	Time Warner Entertainment	8.38	03/15/23	2,959,039
3,850,000	US Bank NA	2.87	02/01/07	3,773,612
5,075,000	Wachovia Corp.	3.50	08/15/08	4,925,414
1,555,000	Wachovia Corp.	5.25	08/01/14	1,559,427
2,225,000	Wells Fargo Bank NA	7.80	06/15/10	2,243,877
2,268,000	Weyerhauser Co.	5.25	12/15/09	2,312,065

	TOTAL CORPORATE BONDS (Cost $118,812,620)			118,128,894

TAX-EXEMPT SECURITIES — 0.69%
2,600,000	California State, Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges Project, Series A	5.25	07/01/16	2,830,750

	TOTAL TAX-EXEMPT SECURITIES (Cost $2,832,977)			2,830,750

FOREIGN GOVERNMENT OBLIGATION — 0.51%
1,990,000	United Mexican States	6.63	03/03/15	2,073,580

	TOTAL FOREIGN GOVERNMENT OBLIGATION (Cost $1,947,209)			2,073,580

U.S. GOVERNMENT AGENCY BONDS & NOTES — 11.91%
	FANNIE MAE — 9.66%
8,125,000		2.81	09/28/06	7,983,861
6,150,000		3.29	11/30/06	6,085,554
8,125,000		3.63	01/19/07	8,073,845
775,000		4.00	02/22/07	772,094
11,330,000		7.25	01/15/10	12,648,925
4,050,000		5.50	07/18/12	4,075,304

				39,639,583

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund — (continued)

Principal		Rate	Maturity Date		Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	FREDDIE MAC — 2.25%
$5,845,000		3.00%	09/29/06		$5,754,186
3,355,000		5.13	07/15/12		3,436,792
50,000	MTN	2.85	01/05/07		49,089

					9,240,067

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $49,223,440)				48,879,650

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 11.08%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 7.90%
4,625,959	Pool # 254800	5.50	07/01/23		4,674,521
2,350,000	Pool # 360500	6.26	09/01/13		2,548,611
2,630,000	Pool # 385538	4.79	11/01/12		2,586,108
1,221,678	Pool # 545290	7.50	10/01/16		1,288,913
342,999	Pool # 577218	6.00	04/01/31		351,045
6,335	Pool # 578823	5.50	04/01/31		6,365
2,410,980	Pool # 624250	6.00	01/01/17		2,491,187
261,344	Pool # 625797	6.00	01/01/17		270,038
4,476,508	Pool # 704372 ARM(b)	4.51	05/01/33		4,445,860
1,076,375	Pool # 709693	5.50	06/01/28		1,083,956
719,096	Pool # 709698	5.50	06/01/33		721,477
1,581,202	Pool # 725786	6.08	06/01/09		1,653,506
2,278,088	Pool # 728826 ARM(b)	4.10	07/01/33		2,262,584
8,003,410	Pool # 805386 ARM(b)	4.94	01/01/35		8,013,568

					32,397,739

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 3.18%
21,891	Pool # 195801	8.50	01/15/17		23,818
9,998	Pool # 195833	8.50	04/15/17		10,878
3,744,731	Pool # 3319	5.00	12/20/32		3,694,557
3,706	Pool # 334299	8.00	05/15/23		4,000
4,376,825	Pool # 3442	5.00	09/20/33		4,317,941
426,998	Pool # 367412	6.00	11/15/23		438,934
1,824,860	Pool # 604726	4.50	10/15/33		1,749,589
2,943,531	Pool # 608288	4.50	09/15/33		2,822,117

					13,061,834

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $45,790,398)				45,459,573

U.S. GOVERNMENT SECURITIES — 15.97%
	U.S. TREASURY BILL — 1.22%
5,000,000		2.46	05/05/05	(c)	4,987,873

	U.S. TREASURY PRINCIPAL ONLY STRIPS — 2.78%
23,690,000		0.00	02/15/20		11,415,121

Principal/ Shares	Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 11.97%
$25,830,000	2.00%	08/31/05	$25,721,024
21,630,000	5.00	02/15/11	22,465,567
980,000	4.25	11/15/13	964,879

			49,151,470

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $65,680,856)		65,554,464

REGISTERED INVESTMENT COMPANIES — 3.04%
6,243,085	Dreyfus Government Cash Management Fund		6,243,085
6,243,085	Fidelity U.S. Treasury II Fund		6,243,084

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $12,486,169)		12,486,169

TOTAL INVESTMENTS (Cost $410,376,775)(d)	99.56%	$408,600,984
OTHER ASSETS IN EXCESS OF LIABILITIES	0.44	1,791,377

NET ASSETS	100.00%	$410,392,361

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $14,404,925 or 3.51% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(c)	The rate shown is the effective yield at the time of purchase.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,162,102	$(4,937,893)	$(1,775,791)

ARM—Adjustable Rate Mortgage

llc—Limited Liability Company

MTN—Medium Term Note

STRIPS—Separately Traded Registered Interest and Principal Securities

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Managed Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	38.96%	$159,893,687
Corporate Bonds	28.78	118,128,894
Commercial Mortgage-Backed Securities	14.75	60,543,489
Collateralized Mortgage Obligations	9.62	39,458,664
Asset Backed Securities	3.21	13,185,751
Registered Investment Company	3.04	12,486,169
Tax-Exempt Securities	0.69	2,830,750
Foreign Government Obligation	0.51	2,073,580

Total Investments	99.56%	$408,600,984
Other Assets and Liabilities (Net)	0.44	1,791,377

Net Assets	100.00%	$410,392,361

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Government Securities Fund

Principal		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 2.73%
$5,000,000	Citifinancial Mortgage Securities, Inc., Step Bond, 2003-4 AF2	2.66%	10/25/33	$4,975,919
6,000,000	Residential Asset Mortgage Products, Inc., 2004-RS6 AI3	4.54	08/25/28	6,010,696

	TOTAL ASSET BACKED SECURITIES (Cost $11,071,784)			10,986,615

COLLATERALIZED MORTGAGE OBLIGATIONS — 33.29%
7,374,995	Bank of America Mortgage Securities, 2004-B 2A2(a)	4.14	03/25/34	7,214,069
5,812,546	Bear Stearns ARM, 2004-1 11A3(a)	3.50	04/25/34	5,771,575
5,356,515	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	5,383,899

				18,369,543

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 15.79%
4,352,735	2333 KA,	6.50	07/15/31	4,495,252
4,044,557	2659 NC	4.00	04/15/15	4,046,057
9,900,371	2731 EA	3.50	01/15/11	9,889,796
6,391,827	2743 HA	4.50	11/15/09	6,431,615
6,200,000	2752 PA	3.50	11/15/08	6,187,155
6,500,000	2772 YA	3.50	12/15/11	6,470,204
8,835,000	2807 NL	3.50	01/15/15	8,804,149
8,835,000	2808 PA	4.00	09/15/12	8,840,595
8,239,471	2836 TA	5.00	10/15/27	8,364,770

				63,529,593

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.94%
6,919,000	1997-M5 C	6.74	08/25/07	7,242,798
1,502,465	2001-M2 A	6.22	01/25/09	1,530,563
5,337,958	2002-89 CA	5.00	04/25/16	5,381,683
8,600,000	2003-16 PB	4.50	11/25/12	8,617,038
6,163,306	2003-89 DX	3.50	05/25/15	6,144,237
8,337,422	2004-1 HA	3.50	03/25/11	8,322,248
9,276,173	2004-50 MA	4.50	05/25/19	9,298,159
5,617,067	2004-W4 A1	2.75	06/25/34	5,563,490

				52,100,216

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $136,213,447)			133,999,352

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.14%
6,990,000	Chase Commercial Mortgage Securities Corp., 1996-2 C	6.90	11/19/28	7,273,046
6,000,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	5,933,662

Principal		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$5,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP1 A2	4.63%	03/15/46	$4,983,792
316,905	LB Commercial Conduit Mortgage Trust, 1998-C1 A2	6.40	02/18/30	318,625
5,028,684	Morgan Stanley Capital, 1996-C1 C(b)	7.39	02/15/28	5,110,544
5,000,000	Mortgage Capital Funding, Inc., 1996-MC1 C	7.80	06/15/28	5,157,988
3,000,000	Mortgage Capital Funding, Inc., 2005-HQ5 A1	4.52	01/14/42	3,001,406
997,365	Nationslink Funding Corp., 1998-2 A1	6.00	08/20/30	1,004,164

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $34,041,834)			32,783,227

U.S. GOVERNMENT AGENCY BONDS & NOTES — 11.46%
	FANNIE MAE — 5.40%
13,000,000		3.00	11/22/06	12,806,430
6,000,000		3.29	11/30/06	5,937,126
3,000,000		3.63	01/19/07	2,981,112

				21,724,668

	FEDERAL HOME LOAN BANK — 2.81%
11,500,000		3.38	09/14/07	11,320,002

	FREDDIE MAC — 3.25%
13,250,000	MTN	2.15	02/17/06	13,077,710

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $46,760,258)			46,122,380

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 25.19%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.49%
4,802,684	Pool # 1B1081 ARM(a)	3.81	09/01/33	4,882,832
639,748	Pool # C68593	7.00	11/01/28	676,713
5,183,611	Pool # E01582	6.00	01/01/19	5,357,419
3,179,617	Pool # M90903	4.00	03/01/09	3,150,808

				14,067,772

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 20.84%
1,604,868	Pool # 253509	7.50	11/01/15	1,693,191
1,498,623	Pool # 254196	6.00	02/01/17	1,548,478
4,039,962	Pool # 254475	6.50	10/01/17	4,219,890
4,919,227	Pool # 254800	5.50	07/01/23	4,970,868
1,316,419	Pool # 323572	7.50	01/01/29	1,413,558
2,111,872	Pool # 323597	6.50	01/01/29	2,200,094

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Government Securities Fund — (continued)

Principal		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — (continued)
$11,600,000	Pool # 34738, TBA	6.00%	05/01/35	$11,828,380
2,787,835	Pool # 375575	6.60	12/01/07	2,906,188
653,478	Pool # 516210	8.00	08/01/14	691,393
71,610	Pool # 517390	8.00	11/01/11	75,783
681,671	Pool # 535377	8.00	06/01/15	721,105
2,425,741	Pool # 535863	6.00	03/01/16	2,507,152
525,539	Pool # 535981	8.00	01/01/16	555,940
653,042	Pool # 545362 ARM(a)	5.86	12/01/31	666,117
2,427,702	Pool # 555412	6.00	04/01/18	2,508,530
390,187	Pool # 612310	6.00	09/01/16	403,168
2,700,012	Pool # 634195	7.50	10/01/28	2,899,249
3,000,000	Pool # 725704	6.00	08/01/34	3,067,251
5,786,541	Pool # 766684 ARM(a)	4.45	03/01/34	5,764,687
6,304,883	Pool # 770870 ARM(a)	4.35	04/01/34	6,238,235
4,758,560	Pool # 780840	4.50	06/01/34	4,733,486
7,368,731	Pool # 786076 ARM(a)	4.79	07/01/34	7,345,877
9,959,457	Pool # 786423 ARM(a)	4.63	07/01/34	9,911,658
4,999,916	Pool # 805386 ARM(a)	4.94	01/01/35	5,006,263

				83,876,541

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.86%
635,024	Pool # 780240	8.50	09/15/09	656,554
152,263	Pool # 780752	8.50	04/15/10	153,753
758,853	Pool # 781036	8.00	10/15/17	815,671
927,502	Pool # 781181	9.00	12/15/09	976,828
246,379	Pool # 80385(a)	3.25	03/20/30	248,963
583,946	Pool # 8378(a)	3.75	07/20/18	590,881

				3,442,650

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $102,239,175)			101,386,963

U.S. GOVERNMENT SECURITIES — 16.51%
	U.S. TREASURY INFLATION PROTECTED BONDS — 2.84%
10,623,600		3.63	01/15/08	11,425,480

Principal/ Shares	Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 13.67%
$9,500,000	1.63%	02/28/06	$9,348,589
22,500,000	2.50	05/31/06	22,231,057
11,390,000	2.75	07/31/06	11,262,307
5,000,000	3.13	01/31/07	4,943,360
7,150,000	4.38	05/15/07	7,229,880

			55,015,193

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $67,181,386)		66,440,673

REGISTERED INVESTMENT COMPANIES — 3.35%
6,738,974	Dreyfus Government Cash Management Fund		6,738,974
6,738,975	Fidelity U.S. Treasury II Fund		6,738,976

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $13,477,950)		13,477,950

TOTAL INVESTMENTS (Cost $410,985,834)(c)	100.67%	$405,197,160
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.67)	(2,679,353)

NET ASSETS	100.00%	$402,517,807

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $5,110,544 or 1.27% of net assets.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$209,593	$(5,998,267)	$(5,788,674)

ARM—Adjustable Rate Mortgage

MTN—Medium Term Note

Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2005.

TBA—To Be Announced

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Government Securities Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	53.16%	$213,950,016
Collateralized Mortgage Obligations	33.29	133,999,352
Commercial Mortgage-Backed Securities	8.14	32,783,227
Registered Investment Company	3.35	13,477,950
Asset Backed Securities	2.73	10,986,615

Total Investments	100.67%	$405,197,160
Other Assets and Liabilities (Net)	(0.67)	(2,679,353)

Net Assets	100.00%	$402,517,807

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — 95.78%
	ADVERTISING PERIODICALS — 1.32%
$976,000	Dex Media West llc/Dex Media Finance Co.	9.88%	08/15/13	$1,088,240
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,152,500

				2,240,740

	AGRICULTURAL CHEMICALS — 2.53%
500,000	IMC Global, Inc., Series B	11.25	06/01/11	557,500
2,000,000	IMC Global, Inc., Series B, Unsecured	11.25	06/01/11	2,230,000
1,298,000	Terra Capital, Inc.	11.50	06/01/10	1,492,700

				4,280,200

	AUTO – TRUCK PARTS & EQUIPMENT — 3.48%
1,000,000	Accuride Corp.(a)	8.50	02/01/15	980,000
4,000,000	Collins & Aikman Products(a)	12.88	08/15/12	1,800,000
2,000,000	Dana Corp.	9.00	08/15/11	2,190,976
1,000,000	Dura Operating Corp.	8.63	04/15/12	922,500

				5,893,476

	CABLE TV — 1.06%
1,000,000	Charter Communications Holdings II	10.25	09/15/10	1,020,000
1,000,000	Charter Communications Holdings llc/ Charter Communications Holdings Capital Corp.	8.63	04/01/09	772,500

				1,792,500

	CASINO HOTELS — 11.43%
2,000,000	Ameristar Casinos, Inc.	10.75	02/15/09	2,185,000
2,000,000	Aztar Corp.	7.88	06/15/14	2,125,000
1,000,000	Boyd Gaming Corp.	8.75	04/15/12	1,082,500
2,000,000	Caesars Entertainment, Inc.	8.88	09/15/08	2,192,500
1,680,000	Kerzner International, Ltd.	8.88	08/15/11	1,801,800
2,000,000	MGM Mirage, Inc.	8.50	09/15/10	2,190,000
2,000,000	Penn National Gaming, Inc.	8.88	03/15/10	2,120,000
2,000,000	Poster Financial Group	8.75	12/01/11	2,080,000
1,000,000	Resorts International Hotel and Casino, Inc.	11.50	03/15/09	1,138,750
2,250,000	River Rock Entertainment	9.75	11/01/11	2,463,750

				19,379,300

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CELLULAR TELECOM — 3.18%
$2,000,000	American Cellular Corp.	10.00%	08/01/11	$1,840,000
1,000,000	Centennial Cellular Operating Co./Centennial Communications Corp.	10.13	06/15/13	1,105,000
1,000,000	Dobson Communications Corp.	8.88	10/01/13	785,000
500,000	Rogers Wireless, Inc.	7.50	03/15/15	516,250
1,000,000	Western Wireless Corp.	9.25	07/15/13	1,140,000

				5,386,250

	CHEMICALS – DIVERSIFIED — 3.27%
2,000,000	Equistar Chemicals L.P./ Equistar Funding Corp.	10.63	05/01/11	2,245,000
2,000,000	Lyondell Chemical Co.	9.50	12/15/08	2,140,000
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,150,000

				5,535,000

	CHEMICALS – PLASTICS — 1.29%
1,000,000	PolyOne Corp.	10.63	05/15/10	1,110,000
1,000,000	PolyOne Corp.	8.88	05/01/12	1,070,000

				2,180,000

	CHEMICALS – SPECIALTY — 2.28%
1,500,000	Crompton Corp.	9.88	08/01/12	1,717,500
2,000,000	Johnsondiversey, Inc., Series B	9.63	05/15/12	2,150,000

				3,867,500

	COMMERCIAL SERVICES — 1.77%
2,000,000	Iron Mountain, Inc.	8.63	04/01/13	2,020,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	987,500

				3,007,500

	COMPUTER SERVICES — 0.59%
1,000,000	Unisys Corp.	7.88	04/01/08	1,005,000

	CONSUMER PRODUCTS – MISCELLANEOUS — 1.26%
2,000,000	Armkel llc/ Armkel Finance	9.50	08/15/09	2,132,500

	CONTAINERS – METAL/GLASS — 4.18%
2,500,000	Ball Corp.	6.88	12/15/12	2,578,125
3,000,000	Crown European Holdings S.A.	10.88	03/01/13	3,480,000
1,000,000	Owens-Illinois, Inc.	7.50	05/15/10	1,030,000

				7,088,125

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CONTAINERS – PAPER/PLASTIC — 3.32%
$2,000,000	Graham Packaging Co.(a)	8.50%	10/15/12	$2,000,000
2,000,000	Radnor Holdings, Inc.	11.00	03/15/10	1,480,000
2,000,000	Stone Container Corp.	9.75	02/01/11	2,140,000

				5,620,000

	COSMETICS & TOILETRIES — 0.42%
750,000	Del Laboratories, Inc.(a)	8.00	02/01/12	720,000

	DISTRIBUTION/WHOLESALE — 1.14%
2,000,000	Nebraska Book Co.	8.63	03/15/12	1,935,000

	DIVERSIFIED OPERATIONS — 0.73%
1,340,000	Stena AB	7.00	12/01/16	1,239,500

	ELECTRIC – GENERATION — 0.97%
1,500,000	AES Corp.	9.50	06/01/09	1,640,625

	ELECTRIC – INTERGRATED — 2.68%
2,000,000	CMS Energy Corp.	9.88	10/15/07	2,170,000
2,305,000	PSEG Energy Holdings, Inc.	7.75	04/16/07	2,368,388

				4,538,388

	FORESTRY — 0.57%
1,000,000	Tembec Industries, Inc.	8.63	06/30/09	965,000

	FUNERAL SERVICES & RELATED ITEMS — 1.22%
1,000,000	Service Corp. International	7.70	04/15/09	1,030,000
1,000,000	Service Corp. International, Unsecured	7.70	04/15/09	1,030,000

				2,060,000

	GAS – DISTRIBUTION — 1.22%
2,000,000	SEMCO Energy, Inc.	7.75	05/15/13	2,066,338

	HOME FURNISHINGS — 0.62%
1,000,000	Sealy Mattress Co.	8.25	06/15/14	1,042,500

	LIFE/HEALTH INSURANCE — 1.24%
2,000,000	Americo Life, Inc.(a)	7.88	05/01/13	2,099,464

	MACHINE TOOLS & RELATED PRODUCTS — 0.71%
1,250,000	Thermadyne Holdings Corp.	9.25	02/01/14	1,200,000

	MACHINERY – FARM — 1.24%
2,000,000	AGCO Corp.	9.50	05/01/08	2,095,000

	MEDICAL – DRUGS — 0.30%
500,000	Warner Chilcott Corp.(a)	8.75	02/01/15	502,500

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	MEDICAL – HOSPITALS — 0.62%
$1,000,000	IASIS Healthcare llc/ IASIS Capital Corp.	8.75%	06/15/14	$1,042,500

	MEDICAL PRODUCTS — 0.58%
1,000,000	Encore Medical IHC, Inc.,(a)	9.75	10/01/12	975,000

	METAL – ALUMINUM — 4.18%
12,033,000	Ormet Corp., In Default(a)	11.00	08/15/08	7,099,470

	METAL PROCESSORS & FABRICATORS — 0.32%
500,000	Mueller Group, Inc.	10.00	05/01/12	540,000

	MISCELLANEOUS MANUFACTURING — 1.63%
2,000,000	IPC Acquisition Corp.	11.50	12/15/09	2,200,000
500,000	Reddy Ice Group, Inc.	8.88	08/01/11	556,250

				2,756,250

	MULTI-LINE INSURANCE — 1.35%
2,128,000	Allmerica Financial Corp.	7.63	10/15/25	2,279,875

	MUSIC — 1.58%
1,600,000	Warner Music Group	7.38	04/15/14	1,648,000
1,000,000	WMG Holdings Corp.(a)	7.39	12/15/11	1,025,000

				2,673,000

	OFFICE AUTOMATION & EQUIPMENT — 1.52%
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,000,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,567,500

				2,567,500

	OIL – EXPLORATION & PRODUCTION — 0.94%
1,500,000	Baytex Energy, Ltd.	9.63	07/15/10	1,590,000

	OIL REFINING & MARKETING — 1.32%
2,000,000	Premcor Refining Group, Inc.	9.50	02/01/13	2,235,000

	PAPER & RELATED PRODUCTS — 4.88%
2,500,000	Caraustar Industries, Inc.	9.88	04/01/11	2,625,000
2,000,000	Intertape Polymer US, Inc.	8.50	08/01/14	1,966,170
2,000,000	Mercer International, Inc.	9.25	02/15/13	1,890,000
1,750,000	Norske Skog Canada, Series D	8.63	06/15/11	1,811,250

				8,292,420

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	PHYSICIANS PRACTICE MANAGEMENT — 2.04%
$2,000,000	Ameripath, Inc.	10.50%	04/01/13	$1,990,000
1,000,000	US Oncology Holdings, Inc(a)	8.62	03/15/15	942,500
500,000	US Oncology Holdings, Inc.(a)	9.00	08/15/12	527,500

				3,460,000

	REITS – HOTELS — 0.64%
1,000,000	La Quinta Properties, Inc.	8.88	03/15/11	1,080,000

	RENTAL AUTO/EQUIPMENT — 1.14%
2,000,000	United Rentals, Inc.	7.75	11/15/13	1,940,000

	RESORTS/THEME PARKS — 0.54%
1,000,000	Six Flags, Inc.	9.63	06/01/14	922,500

	RETAIL – ARTS & CRAFTS — 1.25%
2,000,000	Michaels Stores, Inc.	9.25	07/01/09	2,112,500

	RETAIL – DISCOUNT — 0.61%
1,000,000	Shopko Stores	9.25	03/15/22	1,040,000

	RETAIL – DRUG STORE — 1.15%
2,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	1,942,500

	RETAIL – MAJOR DEPARTMENT STORE — 1.20%
1,500,000	JC Penney Co., Inc.	8.00	03/01/10	1,500,000
500,000	Saks, Inc.	8.25	11/15/08	527,500

				2,027,500

	SATELLITE TELECOM — 1.19%
1,000,000	Inmarsat Finance plc	7.63	06/30/12	995,000
1,000,000	Intelsat Bermuda, Ltd.(a)	8.63	01/15/15	1,020,000

				2,015,000

	SCHOOLS — 0.57%
1,000,000	Knowledge Learning Center(a)	7.75	02/01/15	965,000

	SEISMIC DATA COLLECTION — 1.24%
1,997,000	Compagnie Generale de Geophysique S.A.	10.63	11/15/07	2,106,835

	STEEL – PRODUCERS — 1.45%
1,000,000	AK Steel Corp.	7.75	06/15/12	962,500
1,298,000	United States Steel, Inc.	10.75	08/01/08	1,492,700

				2,455,200

	TELEPHONE – INTERGRATED — 6.71%
3,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,955,000
500,000	Cincinnati Bell, Inc., MTN	6.33	12/30/05	497,500
1,000,000	Citizens Communications	9.25	05/15/11	1,095,000

Principal		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	TELEPHONE – INTERGRATED — (continued)
$1,000,000	Consolidated Communications Holdings, Inc.(a)	9.75%	04/01/12	$1,060,000
1,000,000	Eircom Funding	8.25	08/15/13	1,087,500
1,000,000	Madison River Capital llc/ Madison River Financial Corp.	13.25	03/01/10	1,070,000
3,000,000	Qwest Services Corp.(a)	14.50	12/15/14	3,622,500

				11,387,500

	TRANSPORTATION – MARINE — 1.98%
3,000,000	Overseas Shipholding Group	8.75	12/01/13	3,360,000

	TRANSPORTATION – RAIL — 1.13%
1,750,000	Kansas City Southern	9.50	10/01/08	1,907,500

	TOTAL CORPORATE BONDS (Cost $162,745,201)			162,285,456

U.S. GOVERNMENT & AGENCY OBLIGATION — 2.18%
	FEDERAL HOME LOAN BANK – DISCOUNT NOTE — 2.18%
3,700,000		2.38	04/01/05	3,699,755

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATION (Cost $3,700,000)			3,699,755

TOTAL INVESTMENTS (Cost $166,457,693)(b)	97.96%	$165,985,211
OTHER ASSETS IN EXCESS OF LIABILITIES	2.04	3,461,857

NET ASSETS	100.00%	$169,447,068

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $26,491,434 or 15.63% of net assets.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$4,824,005	$(5,296,487)	$(472,482)

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

In Default—Security in default on interest payments

llc—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

MTN—Medium Term Note

plc—public limited company

Unsecured—Issued in exchange of 144A security

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2005

High Yield Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	30.20%	$51,174,016
Raw/Intermediate Materials	27.96	47,382,915
Telecommunication	9.90	16,773,750
Technology	5.25	8,889,335
Industrials	5.10	8,638,250
Energy	4.94	8,363,388
Health Care	4.75	8,040,000
Financials	2.58	4,379,339
Utilities	2.19	3,706,963
U.S. Government & Agency Obligations	2.18	3,699,755
Consumer Staples	1.68	2,852,500
Real Estate	0.64	1,080,000
Information Technology	0.59	1,005,000

Total Investment	97.96%	$165,985,211
Other Assets and Liabilities (Net)	2.04	3,461,857

Net Assets	100.00%	$169,447,068

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Long-Term Tax-Exempt Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 31.04%
$2,500,000	Fairfax County, Virgina, Economic Development Authority, Smithsonian Institution Revenue Bonds, Series A, (SPA: Bank of America N.A.)(a)	2.20%	12/01/33	$2,500,000
2,500,000	Marshall County, West Virginia, Pollution Control, Mountaineer Carbon Revenue Bonds(a)	2.30	12/01/20	2,500,000
2,500,000	Michigan State University Revenue Bonds, Series B, (SPA: Landesbank Hessen-Thueringen)(a)	2.22	02/15/26	2,500,000
2,500,000	New Jersey State, Sports & Exposition Authority Revenue Bonds, Series B-1, (MBIA) (SPA: JP Morgan Chase Bank)(a)	2.20	03/01/21	2,500,000
2,500,000	Palm Beach County, Florida, School Board Certificate Participation, (AMBAC) (SPA: Dexia Credit Local)(a)	2.23	08/01/29	2,500,000
2,500,000	Pennsylvania State University Revenue Bonds, Series A, (SPA: JP Morgan Chase Bank)(a)	2.26	04/01/31	2,500,000
2,000,000	Uinta County, Wyoming, Pollution Control, Chevron (USA), Inc. Project Revenue Bonds(a)	2.28	08/15/20	2,000,000
2,500,000	University of Missouri Revenue Bonds, Systems Facilities, Series B(a)	2.30	11/01/30	2,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $19,500,000)			19,500,000

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 49.98%
$3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)	5.00%	06/15/15	$3,245,520
3,000,000	Connecticut State, Health & Educational Facilities Authority Revenue Bonds, Connecticut State University Systems, Series E, (FGIC)	5.00	11/01/33	3,093,300
3,000,000	Maryland State, State & Local Facilities Loan General Obligation Bonds, 1st Series	5.00	08/01/16	3,263,010
3,000,000	New York City, New York, Municipal Water Finance Authority Revenue Bonds, Water & Sewer Systems, Series C	5.00	06/15/35	3,084,420
3,000,000	New York State, Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/33	3,091,290
3,000,000	North Carolina State, Public Improvement General Obligation Bonds, Series A	5.00	03/01/16	3,260,280
3,000,000	Orlando & Orange County, Florida, Expressway Authority Revenue Bonds, Series B, (AMBAC)	5.00	07/01/35	3,091,680
3,000,000	Seattle, Washington, Municipal Light & Power Revenue Bonds, (FSA)	5.00	11/01/28	3,094,830
3,000,000	University of California Revenue Bonds, Multiple Purpose Projects, Series Q, (FSA)	5.00	09/01/34	3,078,540
3,000,000	University of North Carolina Revenue Bonds, Series Q, (FSA)	5.00	12/01/33	3,089,040

	TOTAL TAX-EXEMPT SECURITIES (Cost $30,920,866)			31,391,910

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Long-Term Tax-Exempt Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 14.96%
$3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA), (Prerefunded 12/01/12 @ 100)	5.00%	12/01/30	$3,257,790
2,500,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA), (Escrowed to Maturity)	5.25	12/01/14	2,786,300
3,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA), (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	3,354,990

	TOTAL TAX-EXEMPT SECURITIES –ESCROWED IN U.S. GOVERNMENTS (Cost $9,009,103)			9,399,080

REGISTERED INVESTMENT COMPANIES — 1.26%
1	BlackRock Muni Fund			1
789,718	Dreyfus Tax Exempt Cash Fund			789,718

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $789,719)			789,719

TOTAL INVESTMENTS (Cost $60,219,688)(b)	97.24%	$61,080,709
OTHER ASSETS IN EXCESS OF LIABILITIES	2.76	1,736,428

NET ASSETS	100.00%	$62,817,137

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$963,983	$(102,962)	$861,021

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

Notes: (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 15% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Long-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

State Diversification	% of Net Assets	Market Value
New York	14.27%	$8,962,010
North Carolina	10.11	6,349,320
Pennsylvania	9.32	5,854,990
Florida	8.90	5,591,680
Maryland	5.19	3,263,010
Texas	5.19	3,257,790
Nevada	5.17	3,245,520
Washington	4.93	3,094,830
Connecticut	4.92	3,093,300
California	4.90	3,078,540
Michigan	3.98	2,500,000
Missouri	3.98	2,500,000
New Jersey	3.98	2,500,000
Virginia	3.98	2,500,000
West Virginia	3.98	2,500,000
Wyoming	3.18	2,000,000
Registered Investment Company	1.26	789,719

Total Investments	97.24%	$61,080,709
Other Assets and Liabilities (Net)	2.76	1,736,428

Net Assets	100.00%	$62,817,137

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Tax-Exempt Fund

Principal		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 19.65%
$10,000,000	Alaska State Housing Finance Authority Revenue Bonds, Capital Project, Series C, (MBIA)(a)	2.25%	07/01/22	$10,000,000
14,800,000	Iowa State Finance Authority Revenue Bonds, Multi-Family Housing, Village Court Association, Series B(a)	2.28	11/01/15	14,800,000
6,500,000	Jackson County, Mississippi, Pollution Control Revenue Bonds, Chevron (USA), Inc. Project(a)	2.28	06/01/23	6,500,000
14,710,000	Kansas State, Department of Transportation Highway Revenue Bonds, Series C-1, (SPA: Westdeutsche Landesbank/Dexia Credit Local)(a)	2.22	09/01/19	14,710,000
12,000,000	Massachusetts Bay Transportation Authority General Obligation Bonds, Transportation Systems, (SPA: Westdeutsche Landesbank)(a)	2.25	03/01/30	12,000,000
10,685,000	Valdez, Alaska, Marine Revenue Bonds, BP Pipelines, Inc. Project, Series C(a)	2.30	07/01/37	10,685,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $68,695,000)			68,695,000

TAX-EXEMPT SECURITIES — 69.78%
10,000,000	Clark County, Nevada, School District General Obligation Bonds, Series B, (FSA)	5.00	06/15/12	10,840,300
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,937,400

Principal		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Connecticut State Special Tax Obligation Revenue Bonds, Transportation Infrastructure, Series A, (FGIC)	5.50%	10/01/10	$11,032,900
10,000,000	Cook County, Illinois, General Obligation Bonds, Series D, (AMBAC)	5.25	11/15/11	10,931,900
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA)	5.38	10/01/12	11,114,500
10,000,000	Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, (FSA)	5.00	07/01/14	10,782,800
10,000,000	Flordia State Division Board Finance Department, General Services Revenue Bonds, Department of Environmental Protection-Preservation 2000, Series A, (FSA)	6.00	07/01/13	11,581,400
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	11,126,900
10,000,000	Illinois State General Obligation Bonds, First Series, (MBIA)	5.50	08/01/14	11,206,700
10,000,000	Illinois State Sales Tax Revenue Bonds, First Series, (FSA)	5.25	06/15/13	10,968,000
10,000,000	Jefferson County, Colorado, School District General Obligation Bonds, (MBIA)	6.50	12/15/11	11,730,400
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00	07/01/13	10,930,300
10,000,000	Maryland State Capital Improvement General Obligation Bonds, State & Local Facilities, 1st Lien, Series A	5.25	03/01/13	11,089,800

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Tax-Exempt Fund — (continued)

Principal		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program, Series I, (FSA)	5.25%	10/15/14	$10,986,500
10,000,000	New Jersey State General Obligation Bonds, Series D	6.00	02/15/11	11,291,300
20,000,000	New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series C, (FSA)	5.50	12/15/10	22,069,600
10,000,000	New York State Dormitory Authority, State University Educational Facilities Revenue Bonds, Series B, (FSA)	5.25	05/15/11	10,960,700
10,000,000	Pennsylvania State General Obligation Bonds	5.50	02/01/13	11,162,000
10,000,000	Pennsylvania State General Obligation Bonds, First Series, (MBIA)	5.25	02/01/12	10,989,700
10,000,000	Pennsylvania State General Obligation Bonds, Second Series, (FGIC)	5.25	10/01/14	11,087,200
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	11,086,000

	TOTAL TAX-EXEMPT SECURITIES (Cost $238,749,771)			243,906,300

TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT — 2.86%
10,000,000	Pennsylvania State, Higher Educational Facilities Authority Revenue Bonds, Association of Independent Colleges, Series E-3 (PNC Bank N.A.)(a)	2.26	11/01/14	10,000,000

	TOTAL TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT (Cost $10,000,000)			10,000,000

Principal/ Shares		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 6.27%
$10,000,000	Chicago, Illinois, Metropolitan Water Reclamation District Authority General Obligation Bonds, Series A, (Escrowed to Maturity)	5.25%	12/01/10	$10,938,700
10,000,000	New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, (Escrowed to Maturity)	5.25	06/15/11	10,972,300

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $20,986,974)			21,911,000

REGISTERED INVESTMENT COMPANIES — 0.58%
443,400	BlackRock Muni Fund			443,400
1,580,048	Dreyfus Tax Exempt Cash Fund			1,580,048

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $2,023,448)			2,023,448

TOTAL INVESTMENTS (Cost $340,455,193)(b)	99.14%	$346,535,748
OTHER ASSETS IN EXCESS OF LIABILITIES	0.86	3,004,050

NET ASSETS	100.00%	$349,539,798

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$7,740,577	$(1,660,022)	$6,080,555

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Intermediate-Term Tax-Exempt Fund — (continued)

Notes: (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 9% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

State Diversification	% of Net Assets	Market Value
New Jersey	12.68%	$44,333,200
Illinois	12.60	44,045,300
Pennsylvania	12.37	43,238,900
Colorado	6.48	22,667,800
Michigan	6.23	21,769,300
Alaska	5.92	20,685,000
Iowa	4.23	14,800,000
Kansas	4.21	14,710,000
Massachusetts	3.43	12,000,000
Florida	3.31	11,581,400
Hawaii	3.18	11,126,900
Texas	3.18	11,114,500
Maryland	3.17	11,089,800
South Carolina	3.17	11,086,000
Connecticut	3.16	11,032,900
New York	3.14	10,960,700
California	3.14	10,930,300
Nevada	3.10	10,840,300
Mississippi	1.86	6,500,000
Registered Investment Company	0.58	2,023,448

Total Investments	99.14%	$346,535,748
Other Assets and Liabilities (Net)	0.86	3,004,050

Net Assets	100.00%	$349,539,798

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Tax-Exempt Securities Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 31.94%
$10,000,000	Detroit, Michigan, Water Supply System Revenue Bonds, Series C, (FGIC) (SPA: FGIC-SPI)(a)	2.27%	07/01/29	$10,000,000
11,500,000	Gwinnett County, Georgia, Development Authority Revenue Bonds, Civic & Cultural Center Project (SPA: Landesbank Hessen)(a)	2.28	09/01/31	11,500,000
10,000,000	Michigan Technological University Revenue Bonds, Series A, (AMBAC) (SPA: Bank of America)(a)	2.30	10/01/18	10,000,000
11,500,000	Orlando, Florida, Utilities Commission Water & Electric Revenue Bonds, Series A (SPA: Bayerische Landesbank)(a)	2.23	10/01/17	11,500,000
11,500,000	Pennsylvania Higher Education Facilities Authority Revenue Bonds, Carnegie Mellon University Project, Series C (SPA: Morgan Guaranty Trust)(a)	2.29	11/01/29	11,500,000
10,350,000	Pennsylvania State University Revenue Bonds, Series A (GO of University) (SPA: Westdeutsche Landesbank)(a)	2.26	03/01/32	10,350,000
11,500,000	Triborough Bridge & Tunnel Authority, New York, Revenue Bonds, Series B, (AMBAC) (SPA: State Street Bank and Trust)(a)	2.27	01/01/32	11,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $76,350,000)			76,350,000

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 56.23%
$10,000,000	California State Economic Recovery General Obligation Bonds, Series A	5.00%	07/01/07	$10,464,900
10,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series A	5.00	06/01/07	10,441,800
6,000,000	Georgia State Road & Thruway Authority Revenue Bonds	4.00	10/01/07	6,155,880
5,000,000	Massachusetts State General Obligation Bonds, Series B	4.00	08/01/06	5,086,350
20,000,000	Memphis, Tennessee, Electric System Revenue Bonds, Series A, (FSA)	5.00	12/01/07	21,028,599
10,000,000	Montgomery County, Maryland, General Obligation Bonds, Series A	5.00	11/01/07	10,542,100
5,000,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Series B	4.00	11/15/05	5,043,600
10,000,000	New Jersey State Economic Development Authority Revenue Bonds, School Facilities, Series F	5.00	06/15/07	10,436,400
10,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Future Tax, Sub-Series D1	5.00	11/01/07	10,519,200
5,000,000	Seattle, Washington, Municipal Light & Power Revenue Bonds, (FSA)	5.00	11/01/06	5,166,400
10,000,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.25	10/01/07	10,552,900
20,000,000	Texas State Public Finance Authority Revenue Bonds, Series A, (FSA)	5.00	12/15/07	21,016,400
8,000,000	University of Maryland Revenue Bonds, Auxiliary Facility & Tuition, Series A	5.00	04/01/05	8,000,647

	TOTAL TAX-EXEMPT SECURITIES (Cost $136,460,152)			134,455,176

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

Short-Term Tax-Exempt Securities Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT — 8.16%
$ 9,500,000	New York City, New York, General Obligation Bonds, Sub-Series C-4 (BNP Paribas)(a)	2.23%	08/01/20	$9,500,000
10,000,000	New York State Housing Finance Agency Service Revenue Bonds, Series E (BNP Paribas)(a)	2.23	03/15/27	10,000,000

	TOTAL TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT (Cost $19,500,000)			19,500,000

REGISTERED INVESTMENT COMPANIES — 0.77%
1	BlackRock Muni Fund			1
1,830,236	Dreyfus Tax Exempt Cash Fund			1,830,236

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,830,237)			1,830,237

TOTAL INVESTMENTS (Cost $234,140,389)(b)	97.10%	$232,135,413
OTHER ASSETS IN EXCESS OF LIABILITIES	2.90	6,924,622

NET ASSETS	100.00%	$239,060,035

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$647	$(2,005,623)	$(2,004,976)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FGIC—SPI—Financial Guaranty Insurance Corp. Securities Purchase, Inc.

FSA—Financial Security Assurance

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 8% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

State Diversification	% of Net Assets	Market Value
New York	19.48%	$46,562,800
Texas	13.20	31,569,300
Florida	9.18	21,941,800
Pennsylvania	9.14	21,850,000
Tennessee	8.80	21,028,600
Michigan	8.37	20,000,000
Maryland	7.76	18,542,746
Georgia	7.38	17,655,880
California	4.38	10,464,900
New Jersey	4.36	10,436,400
Washington	2.16	5,166,400
Massachusetts	2.13	5,086,350
Registered Investment Company	0.76	1,830,237

Total Investments	97.10%	$232,135,413
Other Assets and Liabilities (Net)	2.90	6,924,622

Net Assets	100.00%	$239,060,035

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2005

New York Intermediate-Term Tax-Exempt Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 16.53%
$ 2,100,000	Erie County, New York, Water Authority Revenue Bonds, Series A, (AMBAC) (SPA: National Australia Bank)(a)	2.26%	12/1/16	$2,100,000
4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer Systems Revenue Bonds, Series C, (FGIC) (SPA: FGIC-SPI)(a)	2.24	6/15/23	4,000,000
2,750,000	New York State Dormitory Authority, Mental Health Services Revenue Bonds, Sub-Series D-2A, (MBIA) (SPA: JP Morgan Chase Bank)(a)	2.28	2/15/31	2,750,000
4,500,000	Niagara Falls, New York, Bridge Commission Toll Revenue Bonds, Series A, (FGIC) (SPA: Credit Local de France)(a)	2.26	10/1/19	4,500,000
3,000,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligations, Series 5, (SPA: Morgan Guaranty Trust)(a)	2.24	5/1/19	3,000,000
6,500,000	Suffolk County, New York, Water Authority, Bond Anticipation Notes, (SPA: Bank of Nova Scotia)(a)	2.22	1/1/08	6,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $22,850,000)			22,850,000

TAX-EXEMPT SECURITIES — 60.42%
10,000,000	Long Island Power Authority, New York Electric Authority Revenue Bonds, Series A, (AMBAC)	5.50	12/1/11	11,121,300

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$15,000,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Series B, (AMBAC)	5.00%	11/15/12	$16,293,000
6,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A	5.25	11/1/10	6,533,580
5,000,000	New York State Dormitory Authority, New York University Revenue Bonds, Series A, (AMBAC)	5.75	7/1/12	5,648,800
6,000,000	New York State Dormitory Authority, Revenue Bonds, Series B	5.25	11/15/23	6,471,480
6,000,000	New York State Dormitory Authority, State Personal Income Tax Revenue Bonds, Series A	5.50	3/15/12	6,648,180
6,000,000	New York State Environmental Facilties Revenue Bonds, Municipal Water, Project K	5.00	6/15/12	6,531,900
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	4/1/12	5,422,700
6,000,000	New York State Thruway Authority Revenue Bonds, Local Highway & Bridge Project, Series C, (MBIA)	5.50	4/1/12	6,663,660
6,000,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series A, (AMBAC)	5.00	3/15/16	6,472,860
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	7/1/11	5,718,950

	TOTAL TAX-EXEMPT SECURITIES (Cost $83,610,786)			83,526,410

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2005

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES – BACKED BY LETTERS OF CREDIT — 8.90%
$ 6,500,000	New York City, New York, General Obligation Bonds, Sub-Series H-3, (Bank of New York)(a)	2.21%	3/1/34	$6,500,000
5,800,000	New York State Dormitory Authority, Oxford University Revenue Bonds, (Landesbank Hessen)(a)	2.30	7/1/23	5,800,000

	TOTAL TAX-EXEMPT SECURITIES –BACKED BY LETTERS OF CREDIT (Cost $12,300,000)			12,300,000

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 12.91%
10,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25	12/1/14	11,145,200
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	7/1/21	6,707,760

	TOTAL TAX-EXEMPT SECURITIES –ESCROWED IN U.S. GOVERNMENTS (Cost $18,077,523)			17,852,960

REGISTERED INVESTMENT COMPANIES — 0.32%
1	Dreyfus New York Tax Exempt Cash Fund			1
447,785	Provident Institutional New York Money Market Fund			447,785

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $447,786)			447,786

TOTAL INVESTMENTS (Cost $137,286,096)(b)	99.08%	$136,977,156
OTHER ASSETS IN EXCESS OF LIABILITIES	0.92	1,275,750

NET ASSETS	100.00%	$138,252,906

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2005.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$950,876	$(1,259,816)	$(308,940)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 22% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31,2005, approximately 96% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2005

New York Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	67.55%	$93,376,410
Backed by Letters of Credit	8.90	12,300,000
Escrowed to Maturity	8.06	11,145,200
Prerefunded	4.85	6,707,760
Anticipation Notes	4.70	6,500,000
General Obligation Bonds	4.70	6,500,000
Registered Investment Companies	0.32	447,786

Total Investments	99.08%	$136,977,156
Other Assets and Liabilities (Net)	0.92	1,275,750

Net Assets	100.00%	$138,252,906

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 91.81%
$ 545,000	Alameda-Contra Costa, California, Certificates of Participation, Transportation District, (AMBAC)	4.00%	08/01/12	$557,824
595,000	Berkeley, California, Unified School District, General Obligation Bonds, (FGIC)	4.38	08/01/06	608,774
35,000	California Educational Facilities Authority, Santa Clara University Revenue Bonds, (MBIA)	4.90	09/01/06	36,108
750,000	California Educational Facilities Authority, Stanford University Revenue Bonds, Series R	5.00	11/01/11	824,760
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,055,250
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series T	5.00	12/01/11	1,077,690
500,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series U	4.00	12/01/06	511,505
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,092,400
1,000,000	California State Economic Recovery, General Obligation Bonds, Series A, (FGIC)	5.25	07/01/14	1,103,820
750,000	California State General Obligation Bonds	6.25	04/01/08	816,270
750,000	California State General Obligation Bonds, (MBIA)	7.50	10/01/07	833,408

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$ 750,000	California State Infrastructure & Economic Development Bank Revenue Bonds, Bay Area Toll Bridges, Series A, (FSA)	5.00%	07/01/11	$819,113
250,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series D, (MBIA)	4.85	09/01/08	265,695
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,093,430
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,093,030
315,000	Central Coast Water Authority, California, Revenue Bonds, State Water Project, Series A, (AMBAC)	6.00	10/01/05	320,509
1,000,000	Central Valley School District Financing Authority, California, School District General Obligation Bonds, Series A, (MBIA)(a)	6.15	08/01/09	1,123,300
1,100,000	Cerritos, California, Public Financing Authority Tax Allocation Bonds, Redevelopment Project, Series A, (AMBAC)	3.00	11/01/10	1,080,321
545,000	Chino Basin, California, Regional Financing Authority Revenue Bonds, Municipal Water District Sewer System Project, (AMBAC)	7.00	08/01/05	553,088
350,000	Contra Costa County, California, Certificates of Participation, Capital Projects, (AMBAC)	4.63	02/01/07	362,079

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$ 550,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00%	03/01/07	$583,688
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,087,210
750,000	East Bay, California, Regional Park District Authority General Obligation Bonds	5.00	09/01/07	789,180
250,000	Escondido, California, Unified School District General Obligation Bonds, Series A, (FGIC)	5.00	09/01/08	267,075
1,150,000	Fairfield-Suisun, California, Unified School District General Obligation Bonds, (MBIA)	4.25	08/01/10	1,211,501
975,000	Foothill-De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,049,120
155,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)	4.80	09/01/06	159,695
750,000	Glendale, California, Unified School District General Obligation Bonds, Series D, (MBIA)	4.50	09/01/13	784,785
745,000	Los Altos, California, School District General Obligation Bonds, Series A, (FSA)	5.00	08/01/06	768,259
300,000	Los Angeles County, California, Public Works Financing Authority Revenue Bonds, Regional Park & Open Space District, Series A	5.25	10/01/05	304,128
500,000	Los Angeles, California, Department of Airports Revenue Bonds, Series A, (FGIC)	6.00	05/15/05	502,257

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00%	07/01/14	$1,084,150
1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00	09/01/13	1,022,930
150,000	Los Angeles, California, Municipal Improvement Corporation Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	4.88	02/01/06	152,901
750,000	Los Angeles, California, Municipal Improvement Corporation Sanitation Equipment Charge Revenue Bonds, Series B, (AMBAC)	4.60	02/01/06	762,840
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,082,120
500,000	Los Angeles, California, Unified School District General Obligation Bonds, Series F, (FSA)	4.50	07/01/13	528,885
1,000,000	Los Angeles, California, Wastewater System Revenue Bonds, Series A, (FGIC)	5.50	06/01/10	1,110,980
370,000	Marin, California, Municipal Water District Revenue Bonds, (AMBAC)	4.00	07/01/10	385,066
700,000	Metropolitan Water District of Southern California, General Obligation Bonds	4.25	03/01/08	728,119
1,000,000	Metropolitan Water District of Southern California, General Obligation Bonds, Series A	3.00	03/01/08	1,005,530
960,000	Metropolitan Water District of Southern California, Revenue Bonds	5.75	07/01/09	1,061,078

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$ 120,000	Metropolitan Water District of Southern California, Revenue Bonds, Series B, (MBIA)	5.25%	07/01/07	$126,400
1,000,000	Modesto, California, Irrigation District Financing Authority Certificates of Participation, Series A, (MBIA)	4.00	07/01/09	1,040,300
975,000	Modesto, California, Irrigation District Financing Authority Revenue Bonds, Series A, (MBIA)	5.45	10/01/07	1,034,085
1,000,000	Moulton-Niguel, California, Water District General Obligation Bonds, (AMBAC)	4.00	09/01/10	1,039,400
500,000	Napa County, California, Flood Protection & Watershed Improvement Revenue Bonds, Series A, (FGIC)	5.00	06/15/13	533,725
250,000	Northern California Power Agency, Public Power Revenue Bonds, Geothermal Project, Series A, (AMBAC)	5.50	07/01/05	251,863
125,000	Northern California Power Agency, Public Power Revenue Bonds, Series A, (AMBAC)	5.60	07/01/06	129,521
250,000	Novato, California, General Obligation Bonds, Series A, (MBIA)	6.25	08/01/07	269,400
1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC)	6.00	02/15/08	1,194,511
1,000,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 2nd Senior, (FGIC)	6.00	02/15/07	1,060,030

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Oxnard, California, Wastewater District Financing Authority Revenue Bonds, (FGIC)	3.50%	06/01/09	$1,020,160
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,114,280
255,000	Sacramento, California, City Financing Authority Lease Revenue Bonds, Series A, (AMBAC)	5.05	11/01/06	264,519
300,000	San Bernardino County, California, Certificates of Participation, Medical Center Financing Project, (MBIA)	5.50	08/01/07	318,147
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,090,430
250,000	San Diego, California, General Obligation Bonds, Public Safety Communication Project	6.50	07/15/08	275,055
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,023,460
300,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, Series B, (FGIC)	5.00	05/15/08	316,767
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,093,260
875,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds	5.50	07/01/07	925,103
1,500,000	San Francisco, California, City & County Airports Commission, Airport Revenue Bonds, 2nd Series, Issue 20, (MBIA)	5.00	05/01/06	1,538,444

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA)	5.00%	06/15/08	$1,066,740
680,000	San Francisco, California, City & County General Obligation Bonds, Series 1, (FGIC)	4.50	06/15/05	682,951
1,020,000	San Francisco, California, City & County Parking Authority Revenue Bonds, Parking Meter Project, Series 1, (FGIC)	4.00	06/01/06	1,036,942
625,000	San Jose, California, Redevelopment Agency Tax Allocation Bonds, Merged Area Redevelopment Project, (AMBAC)	4.75	08/01/05	629,800
500,000	San Jose, California, Redevelopment Agency Tax Allocation Bonds, Merged Area Redevelopment Project, (AMBAC)	5.00	08/01/07	525,815
750,000	San Mateo County, California, Transportation District, Sales Tax Revenue Bonds, Series A, (FSA)	5.00	06/01/09	808,778
800,000	San Mateo, Foster City, California, School District General Obligation Bonds, (FSA)	4.00	09/01/13	816,440
510,000	Santa Barbara, California, Waterfront Certificates of Participation, (AMBAC)	4.13	10/01/12	528,115
1,075,000	Santa Clara County, California, Financing Authority Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,113,464
500,000	Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds, Series A	4.50	06/01/06	511,305

Principal		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25%	07/01/09	$1,079,600
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series B, (FSA)	4.25	07/01/11	1,050,250
600,000	University of California Revenue Bonds, Multi-Purpose Projects, Series F, (FGIC)	5.00	09/01/08	625,182

	TOTAL TAX-EXEMPT SECURITIES (Cost $56,881,446)			57,794,113

TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — 3.58%
100,000	California State Educational Facilities Authority Revenue Bonds, Santa Clara University, (MBIA) (Escrowed to Maturity)	4.90	09/01/06	103,222
125,000	Los Angeles, California, Department of Water & Power Electric Plant Revenue Bonds, (AMBAC) (Escrowed to Maturity)	4.60	08/15/06	126,089
40,000	Metropolitan Water District of Southern California, Waterworks Revenue Bonds (Escrowed to Maturity)	5.75	07/01/09	44,195
80,000	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series B, (MBIA) (Prerefunded 07/01/06 @ 102)	5.25	07/01/07	84,165
125,000	Northern California Power Agency Revenue Bonds, Public Power, Series A, (AMBAC) (Escrowed to Maturity)	5.60	07/01/06	129,615

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

Principal/ Shares		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS — (continued)
$ 400,000	Sacramento County, California, Sanitation District Financing Authority Revenue Bonds (Escrowed to Maturity)	5.50%	12/01/05	$408,136
825,000	San Bernardino County, California, Certificates of Participation, Medical Center Financing Project, Series A, (MBIA) (Prerefunded 08/01/05 @ 102)	5.50	08/01/22	849,898
500,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 07/01/05 @ 101)	5.50	07/01/20	508,795

	TOTAL TAX-EXEMPT SECURITIES – ESCROWED IN U.S. GOVERNMENTS (Cost $2,226,065)			2,254,115

REGISTERED INVESTMENT COMPANIES — 5.10%
1,537,436	BlackRock California Money Fund			1,537,436
1,670,387	Federated California Money Fund			1,670,387

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $3,207,823)			3,207,823

TOTAL INVESTMENTS (Cost $62,315,334)(b)	100.49%	$63,256,051
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.49)	(306,960)

NET ASSETS	100.00%	$62,949,091

(a)	All or part of the security is segregated by the fund’s custodian to cover future purchase commitments.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,174,205	$(233,488)	$940,717

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes: (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2005, approximately 4% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2005, approximately, 95% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2005

California Tax-Exempt Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2005 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	55.40%	$34,870,340
General Obligation Bonds	26.67	16,790,942
Certificates of Participation	6.19	3,896,895
Registered Investment Companies	5.10	3,207,823
Tax Allocation Bonds	3.55	2,235,936
Prerefunded	2.29	1,442,858
Escrowed to Maturity	1.29	811,257

Total Investments	100.49%	$63,256,051
Other Assets and Liabilities (Net)	(0.49)	(306,960)

Net Assets	100.00%	$62,949,091

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2005

	Managed Income Fund	Intermediate- Term Managed Income Fund	Short-Term Government Securities Fund	High Yield Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$209,787,935	$410,376,775	$410,985,834	$166,457,693

Investments, at value (Note 1)	$212,431,458	$408,600,984	$405,197,160	$165,985,211
Cash	12,563	17,876	201,195	—
Interest receivable	1,235,057	2,851,586	1,901,807	3,770,987
Receivable for investments sold	25,557,790	—	7,803,586	1,252,132
Receivable for fund shares sold	244,407	678,849	823,236	920,433

Total Assets:	239,481,275	412,149,295	415,926,984	171,928,763
LIABILITIES:
Payable for dividends declared	428,319	1,139,984	885,694	753,861
Payable for investments purchased	26,389,789	—	11,842,517	525,028
Payable for fund shares redeemed	507,723	368,636	387,397	890,048
Investment advisory fees payable (Note 2)	65,342	67,836	40,202	78,832
Administration fees payable (Note 2)	27,375	52,175	51,693	23,025
Shareholder servicing fees payable (Note 2)	28,830	51,168	90,853	35,843
Directors’/Trustees’ fees and expenses payable (Note 2)	9	36	301	45
Cash overdraft	—	—	—	120,143
Accrued expenses and other payables	100,902	77,099	110,520	54,870

Total Liabilities:	27,548,289	1,756,934	13,409,177	2,481,695

NET ASSETS:	$211,932,986	$410,392,361	$402,517,807	$169,447,068

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$9,744	$108,371	$35,416	$(1,124,014)
Accumulated net realized gain (loss) on investment	1,913,595	1,015,485	(7,407,519)	(61,284,586)
Unrealized appreciation (depreciation) of investments	2,643,523	(1,775,791)	(5,788,674)	(472,482)
Par value (Note 5)	23,151	57,315	57,469	363
Paid in capital in excess of par value	207,342,973	410,986,981	415,621,115	232,327,787

Net Assets	$211,932,986	$410,392,361	$402,517,807	$169,447,068

Net Assets:
Shares	$211,931,836	$410,392,361	$402,517,807	$156,139,159
Institutional Shares	—	—	—	13,307,909
Retirement Shares	1,150	—	—	—
Shares outstanding (Note 5):
Shares	23,150,973	57,314,794	57,469,089	33,455,324
Institutional Shares	—	—	—	2,853,076
Retirement Shares	126	—	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding)
Shares	$9.15	$7.16	$7.00	$4.67

Institutional Shares	—	—	—	$4.66

Retirement Shares	$9.16	—	—	—

See Notes to Financial Statements.

Long-Term Tax-Exempt Fund	Intermediate- Term Tax-Exempt Fund	Short-Term Tax-Exempt Securities Fund	New York Intermediate- Term Tax-Exempt Fund	California Tax-Exempt Income Fund

$60,219,688	$340,455,193	$234,140,389	$137,286,096	$62,315,334

$61,080,709	$346,535,748	$232,135,413	$136,977,156	$63,256,051
—	1,085	—	9,392	—
595,337	3,983,393	2,460,483	1,622,268	690,377
1,406,819	—	4,797,906	—	—
90	183,890	826,267	—	310,000

63,082,955	350,704,116	240,220,069	138,608,816	64,256,428

120,118	752,786	268,064	243,432	128,065
—	—	—	—	1,143,618
78,202	169,533	756,597	1,785	—
13,223	59,115	31,149	39,140	—
8,141	45,049	31,827	18,063	5,238
16,136	66,268	26,441	19,878	7,868
19	108	75	51	19
—	—	—	—	—
29,979	71,459	45,881	33,561	22,529

265,818	1,164,318	1,160,034	355,910	1,307,337

$62,817,137	$349,539,798	$239,060,035	$138,252,906	$62,949,091

$1,526	$4,425	$5,326	$2,760	$1,659
(262,322)	367,896	(389,388)	1,825,238	(975)
861,021	6,080,555	(2,004,976)	(308,940)	940,717
6,241	37,146	33,544	15,875	8,659
62,210,671	343,049,776	241,415,529	136,717,973	61,999,031

$62,817,137	$349,539,798	$239,060,035	$138,252,906	$62,949,091

$62,817,137	$349,539,798	$239,060,035	$138,252,906	$62,949,091
—	—	—	—	—
—	—	—	—	—

6,240,665	37,146,248	33,544,498	15,875,072	8,658,639
—	—	—	—	—
—	—	—	—	—

$10.07	$9.41	$7.13	$8.71	$7.27

—	—	—	—	—

—	—	—	—	—

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

Year Ended March 31, 2005

	Managed Income Fund	Intermediate- Term Managed Income Fund	Short-Term Government Securities Fund	High Yield Fund
INVESTMENT INCOME:
Interest	$12,833,462	$16,316,282	$13,976,881	$14,252,775
Dividend	82,331	—	—	—

Total Income	12,915,793	16,316,282	13,976,881	14,252,775
EXPENSES:
Investment advisory fees (Note 2)	1,976,828	1,381,522	1,318,396	1,479,257
Administration fees (Note 2)	399,281	597,889	665,654	280,116
Shareholder servicing fees — Shares (Note 2)	637,856	947,335	1,098,664	391,840
Legal and audit fees	70,024	93,603	104,751	54,921
Re-audit expenses (Note 2)	26,987	36,315	41,679	17,634
Custodian fees	12,964	23,928	30,907	8,603
Registration and filing fees	29,013	23,029	25,425	41,659
Shareholder reports	20,156	20,791	27,200	16,899
Transfer agent fees	153,507	45,353	102,367	45,470
Directors’/Trustees’ fees and expenses (Note 2)	7,269	10,639	12,385	8,164
Miscellaneous expenses	25,976	37,565	35,517	24,568

Total Expenses	3,359,861	3,217,969	3,462,945	2,369,131
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(912,503)	(752,670)	(703,376)	(451,580)
Administrator (Note 2)	(43,265)	(65,368)	(75,529)	(29,194)
Re-audit expenses paid by Investment Adviser (Note 2)	(26,987)	(36,315)	(41,679)	(17,634)

Net Expenses	2,377,106	2,363,616	2,642,361	1,870,723

NET INVESTMENT INCOME	10,538,687	13,952,666	11,334,520	12,382,052

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1)
Net realized gain (loss) on security transactions	3,809,789	1,414,970	(3,590,260)	1,684,436
Change in unrealized appreciation/depreciation of investments during the period	(9,984,664)	(14,217,960)	(7,603,787)	(3,437,364)

Net realized and unrealized (loss) on investments	(6,174,875)	(12,802,990)	(11,194,047)	(1,752,928)

Net increase (decrease) in net assets resulting from operations	$4,363,812	$1,149,676	$140,473	$10,629,124

See Notes to Financial Statements.

Long-Term Tax-Exempt Fund	Intermediate- Term Tax-Exempt Fund	Short-Term Tax-Exempt Securities Fund	New York Intermediate- Term Tax-Exempt Fund	California Tax-Exempt Income Fund

$2,333,844	$12,082,920	$5,097,711	$5,029,365	$2,340,593
—	—	—	—	—

2,333,844	12,082,920	5,097,711	5,029,365	2,340,593

328,579	1,262,089	845,414	769,441	317,727
99,562	546,216	426,960	233,154	96,272
158,375	883,466	676,333	369,332	152,509
30,129	86,664	70,164	46,855	27,615
10,528	31,092	28,570	16,850	9,535
6,353	15,671	14,480	9,614	7,289
16,420	20,812	18,656	16,498	17,504
5,211	24,558	17,383	10,173	4,092
28,446	35,264	19,027	16,671	13,505
2,530	13,545	10,556	5,908	2,352
8,122	23,821	18,865	12,168	17,045

694,255	2,943,198	2,146,408	1,506,664	665,445

(145,612)	(501,508)	(371,474)	(228,828)	(309,048)
(11,284)	(61,864)	(51,897)	(27,280)	(28,478)

(10,528)	(31,092)	(28,570)	(16,850)	(9,535)

526,831	2,348,734	1,694,467	1,233,706	318,384

1,807,013	9,734,186	3,403,244	3,795,659	2,022,209

285,872	374,010	(389,388)	2,398,438	(311)

(549,586)	(10,001,492)	(3,435,518)	(5,684,669)	(1,976,428)

(263,714)	(9,627,482)	(3,824,906)	(3,286,231)	(1,976,739)

$1,543,299	$106,704	$(421,662)	$509,428	$45,470

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Managed Income Fund		Intermediate-Term Managed Income Fund
	Year Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net investment income	$10,538,687	$11,400,699	$13,952,666	$14,207,657
Net realized gain (loss) on security transactions	3,809,789	2,230,517	1,414,970	4,745,495
Change in unrealized appreciation (depreciation) of investments during the period	(9,984,664)	1,241,354	(14,217,960)	1,253,132

Net increase (decrease) in net assets resulting from operations	4,363,812	14,872,570	1,149,676	20,206,284

Distributions to shareholders:
From net investment income
Shares	(10,706,658)	(11,408,944)	(14,239,514)	(14,252,672)
Institutional Shares	—	—	—	—
Retirement Shares	(4)	—	—	—
Tax Return of Capital
Shares	—	—	—	—
Institutional Shares	—	—	—	—
From net realized gain on investments	(1,392,832)	(4,038,025)	(572,247)	(5,570,809)

Total distributions	(12,099,494)	(15,446,969)	(14,811,761)	(19,823,481)

Increase (decrease) in net assets from fund share transactions (Note 5)
Shares	(49,359,232)	(23,580,863)	10,787,119	8,257,424
Institutional Shares	—	—	—	—
Retirement Shares	1,054	—	—	—

Total from fund share transactions	(49,358,178)	(23,580,863)	10,787,119	8,257,424

Net increase (decrease) in net assets	(57,093,860)	(24,155,262)	(2,874,966)	8,640,227

NET ASSETS:
Beginning of period	269,026,846	293,182,108	413,267,327	404,627,100

End of period (1)	$211,932,986	$269,026,846	$410,392,361	$413,267,327

(1) Including undistributed (distributions in excess of) net investment income	$9,744	$—	$108,371	$—

See Notes to Financial Statements.

Short-Term Government Securities Fund		High Yield Fund		Long-Term Tax-Exempt Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004	2005	2004
$11,334,520	$10,940,751	$12,382,052	$14,179,264	$1,807,013	$2,199,992
(3,590,260)	1,337,588	1,684,436	(26,899,527)	285,872	2,026,982
(7,603,787)	(3,868,234)	(3,437,364)	57,311,938	(549,586)	(1,032,776)

140,473	8,410,105	10,629,124	44,591,675	1,543,299	3,194,198

(13,634,235)	(13,530,916)	(10,208,446)	(8,984,610)	(1,805,611)	(2,199,868)
—	—	(1,404,626)	(1,882,202)	—	—
—	—	—	—	—	—

—	—	—	(2,649,803)	—	—
—	—	—	(510,855)	—	—
—	(1,503,956)	—	—	—	—

(13,634,235)	(15,034,872)	(11,613,072)	(14,027,470)	(1,805,611)	(2,199,868)

(53,206,126)	(23,676,320)	5,713,795	(4,682,644)	(9,703,641)	(23,176,722)
—	—	(9,399,526)	(20,356,959)	—	—
—	—	—	—	—	—

(53,206,126)	(23,676,320)	(3,685,731)	(25,039,603)	(9,703,641)	(23,176,722)

(66,699,888)	(30,301,087)	(4,669,679)	5,524,602	(9,965,953)	(22,182,392)

469,217,695	499,518,782	174,116,747	168,592,145	72,783,090	94,965,482

$402,517,807	$469,217,695	$169,447,068	$174,116,747	$62,817,137	$72,783,090

$35,416	$(900)	$(1,124,014)	$(1,621,594)	$1,526	$124

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Intermediate-Term Tax-Exempt Fund		Short-Term Tax-Exempt Securities Fund
	Year Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net investment income	$9,734,186	$10,391,572	$3,403,244	$3,469,027
Net realized gain (loss) on security transactions	374,010	6,421,021	(389,388)	138,268
Change in unrealized appreciation (depreciation) of investments during the period	(10,001,492)	(435,500)	(3,435,518)	573,155

Net increase (decrease) in net assets resulting from operations	106,704	16,377,093	(421,662)	4,180,450

Distributions to shareholders:
From net investment income
Shares	(9,735,305)	(10,386,027)	(3,408,178)	(3,456,342)
From net realized gain on investments	(1,550,278)	(13,530,881)	(50,253)	—

Total distributions	(11,285,583)	(23,916,908)	(3,458,431)	(3,456,342)

Increase (decrease) in net assets from fund share transactions (Note 5)	(26,905,099)	(11,938,064)	(117,663,509)	68,597,584

Net increase (decrease) in net assets	(38,083,978)	(19,477,879)	(121,543,602)	69,321,692

NET ASSETS:
Beginning of period	387,623,776	407,101,655	360,603,637	291,281,945

End of period (1)	$349,539,798	$387,623,776	$239,060,035	$360,603,637

(1) Including undistributed net investment income	$4,425	$5,545	$5,326	$12,685

See Notes to Financial Statements.

New York Intermediate-Term Tax-Exempt Fund		California Tax-Exempt Income Fund
Year Ended March 31,		Year Ended March 31,
2005	2004	2005	2004
$3,795,659	$4,388,322	$2,022,209	$2,027,620
2,398,438	4,269,437	(311)	(664)
(5,684,669)	(1,558,337)	(1,976,428)	(12,855)

509,428	7,099,422	45,470	2,014,101

(3,794,893)	(4,385,426)	(2,021,815)	(2,026,301)
(1,466,615)	(5,786,218)	—	—

(5,261,508)	(10,171,644)	(2,021,815)	(2,026,301)

(35,102,085)	(6,220,877)	(1,968,940)	712,830

(39,854,165)	(9,293,099)	(3,945,285)	700,630

178,107,071	187,400,170	66,894,376	66,193,746

$138,252,906	$178,107,071	$62,949,091	$66,894,376

$2,760	$2,025	$1,659	$1,264

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments	Total Distributions
MANAGED INCOME FUND
Shares — (01/09/86*)
Year Ended March 31,
2005	$9.43	$0.37	(2)	$(0.23)		$0.14	$(0.37)		$(0.05)	$(0.42)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)	(0.52)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)	(0.49)
2002	9.11	0.49		(0.10)		0.39	(0.50)		(0.05)	(0.55)
2001	8.55	0.50		0.56		1.06	(0.50)		—	(0.50)
INTERMEDIATE-TERM MANAGED INCOME FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$7.40	$0.26	(2)	$(0.22)		$0.03	$(0.26)		$(0.01)	$(0.27)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)	(0.36)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)	(0.44)
2002	7.18	0.39		(0.06)		0.33	(0.39)		(0.02)	(0.41)
2001	6.77	0.42		0.41		0.83	(0.42)		—	(0.42)
SHORT-TERM GOVERNMENT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$7.22	$0.18	(2)	$(0.18)		—	$(0.22)		—	$(0.22)
2004	7.31	0.16		(0.03)		$0.13	(0.20)		$(0.02)	(0.22)
2003	7.11	0.26		0.25		0.51	(0.26)		(0.05)	(0.31)
2002	7.09	0.33		0.05		0.38	(0.34)		(0.02)	(0.36)
2001	6.87	0.39		0.22		0.61	(0.39)		—	(0.39)
HIGH YIELD FUND
Shares — (10/31/00*)
Year Ended March 31,
2005	$4.71	$0.34	(2)	$(0.08)		$0.26	$(0.30)		—	$(0.30)
2004	3.99	0.35	(2)	0.71	(2)	1.06	(0.34	)(3)	—	(0.34)
2003	6.20	0.88	(2)	(1.54	)(2)	(0.66)	(1.55	)(4)	—	(1.55)
2002	7.26	1.08		(1.01)		0.07	(1.09)		$(0.04)	(1.13)
2001	7.00	0.27		0.26		0.53	(0.27)		—	(0.27)

* Commencement of Operations.

(1)	Expense ratios before waiver to fees and reimbursement of expenses by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Includes a tax return of capital of $(0.08).
(4)	Includes a tax return of capital of $(0.51).
(5)	Not Annualized
(6)	Annualized

See Notes to Financial Statements.

Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investement Income to Average Net Assets		Portfolio Turnover Rate		Fee Waivers (Note 2)

$9.15	1.55%		$211,932	0.90%		1.27%		3.99%		90%		$0.03	(2)
9.43	5.74%		269,027	0.87%		1.11%		4.06%		84%		0.02
9.43	11.07%		293,182	0.84%		0.95%		5.10%		120%		0.01
8.95	4.34%		247,804	0.87%		1.04%		5.39%		129%		0.02
9.11	12.80%		252,173	0.88%		1.01%		5.81%		99%		0.01

$7.16	0.45%		$410,392	0.60%		0.81%		3.53%		59%		$0.02	(2)
7.40	5.25%		413,267	0.56%		0.69%		3.56%		85%		0.01
7.39	10.50%		404,627	0.53%		0.69%		4.56%		98%		0.01
7.10	4.60%		273,267	0.52%		0.69%		5.47%		117%		0.01
7.18	12.73%		219,600	0.56%		0.69%		6.11%		108%		0.01

$7.00	0.01%		$402,518	0.60%		0.79%		2.57%		106%		$0.01	(2)
7.22	1.90%		469,218	0.53%		0.67%		2.26%		231%		0.01
7.31	7.27%		499,519	0.49%		0.64%		3.22%		170%		0.01
7.11	5.35%		193,780	0.51%		0.61%		4.33%		75%		0.01
7.09	9.14%		75,694	0.57%		0.67%		5.59%		118%		0.01

$4.67	5.54%		$156,139	1.04%		1.30%		6.50%		70%		$0.01	(2)
4.71	27.45%		151,476	1.05%		1.36%		7.79%		170%		0.01
3.99	(10.49)%		131,342	1.08%		1.35%		18.06%		153%		0.01
6.20	1.27%		172,890	1.03%		1.35%		17.56%		310%		0.02
7.26	7.76	%(5)	57,670	1.05	%(6)	1.55	%(6)	9.43	%(6)	169	%(6)	0.01

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Total Distributions
LONG-TERM TAX-EXEMPT FUND
Shares — (02/05/86*)
Year Ended March 31,
2005	$10.08	$0.27	(2)	$(0.01)	$0.27	$(0.28)	—	$(0.28)
2004	9.95	0.26		0.13	0.39	(0.26)	—	(0.26)
2003	9.48	0.29		0.47	0.76	(0.29)	—	(0.29)
2002	9.62	0.36		(0.14)	0.22	(0.36)	—	(0.36)
2001	8.99	0.40		0.63	1.03	(0.40)	—	(0.40)
INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (12/03/85*)
Year Ended March 31,
2005	$9.69	$0.26	(2)	$(0.24)	$0.02	$(0.26)	$(0.04)	$(0.30)
2004	9.88	0.26		0.15	0.41	(0.26)	(0.34)	(0.60)
2003	9.39	0.31		0.55	0.86	(0.31)	(0.06)	(0.37)
2002	9.57	0.35		(0.12)	0.23	(0.35)	(0.06)	(0.41)
2001	9.06	0.38		0.51	0.89	(0.38)	—	(0.38)
SHORT-TERM TAX-EXEMPT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2005	$7.22	$0.09	(2)	$(0.09)	—	$(0.09)	— (3)	$(0.09)
2004	7.20	0.08		0.02	$0.10	(0.08)	—	(0.08)
2003	7.17	0.12		0.03	0.15	(0.12)	—	(0.12)
2002	7.15	0.20		0.03	0.23	(0.20)	$(0.01)	(0.21)
2001	7.02	0.28		0.13	0.41	(0.28)	—	(0.28)
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (05/31/90*)
Year Ended March 31,
2005	$8.97	$0.22	(2)	$(0.17)	$0.05	$(0.22)	$(0.09)	$(0.31)
2004	9.12	0.22		0.14	0.36	(0.22)	(0.29)	(0.51)
2003	8.74	0.27		0.51	0.78	(0.27)	(0.13)	(0.40)
2002	8.83	0.31		(0.09)	0.22	(0.31)	—	(0.31)
2001	8.34	0.33		0.49	0.82	(0.33)	—	(0.33)
CALIFORNIA TAX-EXEMPT INCOME FUND
Shares — (10/01/96*)
Year Ended March 31,
2005	$7.49	$0.23	(2)	$(0.22)	$0.01	$(0.23)	—	$(0.23)
2004	7.49	0.24		—	0.24	(0.24)	—	(0.24)
2003	7.27	0.25		0.22	0.47	(0.25)	— (3)	(0.25)
2002	7.30	0.26		(0.02)	0.24	(0.26)	$(0.01)	(0.27)
2001	7.07	0.26		0.23	0.49	(0.26)	—	(0.26)

* Commencement of Operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate	Fee Waivers (Note 2)

$10.07	2.68%	$62,817	0.80%	1.05%	2.74%	87%	$0.03	(2)
10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%	0.01
9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%	0.01
9.48	2.29%	115,178	0.72%	0.82%	3.66%	35%	0.01
9.62	11.69%	135,515	0.77%	0.83%	4.33%	60%	0.01

$9.41	0.20%	$349,540	0.65%	0.81%	2.69%	—	$0.02	(2)
9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%	0.01
9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%	0.01
9.39	2.41%	370,018	0.52%	0.64%	3.67%	67%	0.01
9.57	10.07%	341,170	0.57%	0.64%	4.17%	84%	0.01

$7.13	(0.01)%	$239,060	0.60%	0.76%	1.21%	10%	$0.01	(2)
7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%	0.01
7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%	0.01
7.17	3.20%	165,690	0.48%	0.55%	2.60%	111%	0.01
7.15	5.94%	83,336	0.58%	0.65%	3.97%	42%	—

$8.71	0.52%	$138,253	0.80%	0.98%	2.46%	15%	$0.02	(2)
8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%	—	(3)
9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%	—	(3)
8.74	2.54%	178,608	0.67%	0.72%	3.53%	45%	—
8.83	10.02%	144,421	0.73%	0.75%	3.90%	39%	—

$7.27	0.20%	$62,949	0.50%	1.05%	3.18%	10%	$0.04	(2)
7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%	0.03
7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%	—	(3)
7.27	3.32%	58,230	0.50%	0.87%	3.55%	4%	0.03
7.30	7.09%	54,605	0.50%	0.97%	3.69%	6%	0.03

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-ended diversified management investment companies with the exception of New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund, New York Tax-Exempt Money Fund, Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust currently offer shares in fifteen, seven and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund, portfolios of Excelsior Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund, portfolios of Excelsior Tax-Exempt Fund, and High Yield Fund, a portfolio of the Trust (collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Managed Income Fund offers two classes of shares: Shares and Retirement Shares. The Financial Highlights of the Institutional Shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase (or at its market value 61 days before maturity) and thereafter assumes a constant amortization to maturity of any bond premium or discount. Securities and other assets for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and Excelsior Tax-Exempt Fund and the Board of Trustees with regard to the Trust.

Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event has occurred subsequent to the close of such foreign exchange and prior to the time at which the Fund’s net asset value is determined, then such securities are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

(b) Concentration of risks:

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

At March 31, 2005, approximately, 96% of the net assets of the New York Intermediate-Term Tax-Exempt Fund is invested in New York municipal securities and 95% of the net assets of the California Tax-Exempt Income Fund is invested in California municipal securities. Economic changes affecting the states and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(d) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) TBA purchase commitments:

The Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(f) Mortgage dollar rolls:

The Funds may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(e)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as repurchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

(g) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(h) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together, the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust NY Asset Management Division and U.S. Trust Company, N.A. Asset Management

Division, serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, as follows:

Managed Income Fund	0.75%
Intermediate-Term Managed Income Fund	0.35%
Short-Term Government Securities Fund	0.30%
High Yield Fund	0.80%
Long-Term Tax-Exempt Fund	0.50%
Intermediate-Term Tax-Exempt Fund	0.35%
Short-Term Tax-Exempt Securities Fund	0.30%
New York Intermediate-Term Tax-Exempt Fund	0.50%
California Tax-Exempt Income Fund	0.50%

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the International Equity Fund, International Fund, Pacific/Asia Fund and Emerging Markets Fund. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the five month period ended August 31, 2004, U.S. Trust Company, N.A. voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2005, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
Managed Income Fund	$399,281	$(43,265)	$356,016
Intermediate-Term Managed Income Fund	597,889	(65,368)	532,521
Short-Term Government Securities Fund	665,654	(75,529)	590,125
High Yield Fund	280,116	(29,194)	250,922
Long-Term Tax-Exempt Fund	99,562	(11,284)	88,278
Intermediate-Term Tax-Exempt Fund	546,216	(61,864)	484,352
Short-Term Tax-Exempt Securities Fund	426,960	(51,897)	375,063
New York Intermediate-Term Tax-Exempt Fund	233,154	(27,280)	205,874
California Tax-Exempt Income Fund	96,272	(28,478)	67,794

From time to time, in its sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the year ended March 31, 2005, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

Managed Income Fund — Shares	0.90%
Intermediate-Term Managed Income Fund — Shares	0.65%
Short-Term Government Securities Fund — Shares	0.60%
High Yield Fund — Shares	1.05%
Long-Term Tax-Exempt Fund — Shares	0.80%
Intermediate-Term Tax-Exempt Fund — Shares	0.65%
Short-Term Tax-Exempt Securities Fund — Shares	0.60%
New York Intermediate-Term Tax-Exempt Fund — Shares	0.80%
California Tax-Exempt Income Fund — Shares	0.50%
High Yield Fund — Institutional Shares	0.80%
Managed Income Fund — Retirement Shares	1.40%

For the year ended March 31, 2005, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Managed Income Fund	$(912,503)
Intermediate-Term Managed Income Fund	(752,670)
Short-Term Government Securities Fund	(703,376)
High Yield Fund	(451,580)
Long-Term Tax-Exempt Fund	(145,612)
Intermediate-Term Tax-Exempt Fund	(501,508)
Short-Term Tax-Exempt Securities Fund	(371,474)
New York Intermediate-Term Tax-Exempt Fund	(228,828)
California Tax-Exempt Income Fund	(309,048)

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organizations’ customers. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

For the year ended March 31, 2005, shareholder servicing fees paid to CS & Co. and U.S. Trust were as follows:

Managed Income Fund	$565,074
Intermediate-Term Managed Income Fund	948,257
Short-Term Government Securities Fund	997,890
High Yield Fund	361,159
Long-Term Tax-Exempt Fund	147,258
Intermediate-Term Tax-Exempt Fund	863,787
Short-Term Tax-Exempt Securities Fund	691,681
New York Intermediate-Term Tax-Exempt Fund	372,282
California Tax-Exempt Income Fund	154,220

Effective January 1, 2005, BISYS Fund Services Limited Partnership became the Distributor for the Funds. Prior to January 1, 2005, Edgewood Services, Inc. (a wholly-owned subsidiary of Federated Investors, Inc.), served as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund) or Retirement Shares (in the case of Managed Income Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. There were no fees charged for the year ended March 31, 2005.

Effective July 31, 2004, each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated investment companies managed by the Adviser. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each Independent Director of Excelsior Fund received an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman received an additional annual fee of $7,500. Independent Trustees of the Trust received an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board received an additional annual fee of $5,000. Each member of the Nominating Committee received a meeting fee of $3,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

The Funds’ Board of Directors/Trustees selected Deloitte & Touche LLP in November of 2004 to be their registered public accounting firm and to re-audit the Funds’ March 31, 2004 financial statements. All expenses in connection with the re-audit, including costs of audit, legal services, and printing and mailing of the financial statements, were paid by the Adviser. Such expenses are reflected in the Statements of Operations as “re-audit expenses” and the corresponding expense waiver “re-audit expenses paid by Investment Adviser.”

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2005, purchases, sales and maturities of securities, excluding short-term investments, for the Funds aggregated:

	Purchases	Sales and Maturities
Managed Income Fund
U.S. Government	$123,990,498	$142,161,091
Other	80,751,542	98,954,519
Intermediate-Term Managed Income Fund
U.S. Government	101,670,729	70,269,505
Other	131,372,681	150,704,103
Short-Term Government Securities Fund
U.S. Government	332,687,164	350,063,590
Other	113,237,475	135,051,623
High Yield Fund	118,879,720	119,981,184
Long-Term Tax-Exempt Fund	39,129,720	40,660,515
Intermediate-Term Tax-Exempt Fund	—	11,026,950
Short-Term Tax-Exempt Securities Fund	16,124,850	69,388,305
New York Intermediate-Term Tax-Exempt Fund	17,942,400	43,735,160
California Tax-Exempt Income Fund	6,222,667	6,249,111

4.    Federal Taxes:

It is the policy of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Managed Income Fund	$177,719	$(1,724,997)	$1,547,278
Intermediate-Term Managed Income Fund	395,219	(395,219)	—
Short-Term Government Securities Fund	2,336,031	(2,336,033)	2
High Yield Fund	(271,400)	271,398	2
Long-Term Tax-Exempt Fund	—	(4)	4
Intermediate-Term Tax-Exempt Fund	(1)	1	—
Short-Term Tax-Exempt Securities Fund	(2,425)	2,423	2
New York Intermediate-Term Tax-Exempt Fund	(31)	(2)	33
California Tax-Exempt Income Fund	1	—	(1)

The tax character of dividends and distributions declared during the years ended March 31, 2005 and March 31, 2004 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total
Managed Income Fund
2005	$11,633,310	—	$1,031,057	—	$12,664,367
2004	12,669,037	—	2,777,932	—	15,446,969
Intermediate-Term Managed Income Fund
2005	14,305,244	—	572,247	—	14,877,491
2004	15,706,998	—	4,116,483	—	19,823,481
Short-Term Government Securities Fund
2005	13,966,986	—	—	—	13,966,986
2004	15,034,872	—	—	—	15,034,872
High Yield Fund
2005	11,801,334	—	—	—	11,801,334
2004	10,866,812	—	—	$3,160,658	14,027,470
Long-Term Tax-Exempt Fund
2005	—	$1,833,293	—	—	1,833,293
2004	—	2,199,868	—	—	2,199,868
Intermediate-Term Tax-Exempt Fund
2005	256,062	9,828,278	1,294,216	—	11,378,556
2004	1,128,243	10,386,027	12,402,638	—	23,916,908
Short-Term Tax-Exempt Securities Fund
2005	24,949	3,424,866	22,878	—	3,472,693
2004	—	3,456,342	—	—	3,456,342
New York Intermediate-Term Tax-Exempt Fund
2005	—	3,894,510	1,466,615	—	5,361,125
2004	303,039	4,386,298	5,482,307	—	10,171,644
California Tax-Exempt Income Fund
2005	—	2,063,597	—	—	2,063,597
2004	—	2,026,301	—	—	2,026,301

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Post October Losses	Unrealized Appreciation/ (Depreciation)	Total
Managed Income Fund	$1,159,172	—	$1,192,486	$(428,319)	—	—	$2,643,523	$4,566,862
Intermediate-Term Managed Income Fund	1,248,355	—	1,063,363	(1,139,984)	—	—	(1,823,669)	(651,935)
Short-Term Government Securities Fund	921,110	—	—	(885,694)	$(9,073,286)	$1,665,767	(5,788,674)	(13,160,777)
High Yield Fund	281,497	—	—	(753,861)	(61,203,778)	—	(1,204,936)	(62,881,078)
Long-Term Tax-Exempt Fund	—	$120,242	—	(120,118)	(262,322)	—	862,423	600,225
Intermediate-Term Tax-Exempt Fund	—	757,211	367,896	(752,786)	—	—	6,080,555	6,452,876
Short-Term Tax-Exempt Securities Fund	—	273,390	—	(268,064)	(491,548)	102,160	(2,004,976)	(2,389,038)
New York Intermediate-Term Tax-Exempt Fund	—	246,192	1,825,238	(243,432)	—	—	(308,940)	1,519,058
California Tax-Exempt Income Fund	—	129,231	—	(128,065)	(975)	—	941,210	941,401

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2005, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

	Expires
	2009	2010	2011	2012	2013	Total
Short-Term Government Securities Fund	—	—	—	$1,481,228	$4,260,524	$5,741,752
High Yield Fund	—	$2,181,571	$17,456,849	40,103,941	1,461,417	61,203,778
Long-Term Tax-Exempt Fund	$262,322	—	—	—	—	262,322
Short-Term Tax-Exempt Securities Fund	—	—	—	—	287,228	287,228
California Tax-Exempt Income Fund	—	—	—	664	311	975

At March 31, 2005, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Managed Income Fund	$209,787,935	$3,669,100	$(1,025,577)	$2,643,523
Intermediate-Term Managed Income Fund	410,424,653	3,162,101	(4,985,770)	(1,823,669)
Short-Term Government Securities Fund	410,985,834	209,593	(5,998,267)	(5,788,674)
High Yield Fund	167,190,147	4,286,188	(5,491,124)	(1,204,936)
Long-Term Tax-Exempt Fund	60,218,286	963,983	(101,560)	862,423
Intermediate-Term Tax-Exempt Fund	340,455,193	7,740,577	(1,660,022)	6,080,555
Short-Term Tax-Exempt Securities Fund	234,140,389	647	(2,005,623)	(2,004,976)
New York Intermediate-Term Tax-Exempt Fund	137,286,096	950,875	(1,259,815)	(308,940)
California Tax-Exempt Income Fund	62,314,841	1,174,698	(233,488)	941,210

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 750 million shares of the Managed Income Fund; 1.5 billion shares of the Intermediate-Term Managed Income Fund; and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares each of Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

	Managed Income Fund
	Year Ended 3/31/05		Year Ended 3/31/04
	Shares	Amount	Shares	Amount
Sold
Shares	7,544,152	$69,875,602	6,431,529	$60,736,685
Retirement Shares	126	1,050	—	—
Issued as reinvestment of dividends
Shares	331,579	3,062,096	447,581	4,191,949
Retirement Shares	—	4	—	—
Redeemed
Shares	(4,431,412)	(40,768,322)	(9,433,164)	(88,509,497)
Redemption in-kind	(8,833,002)	(81,528,608)

Net Increase (Decrease)	(5,388,557)	$(49,358,178)	(2,554,054)	$(23,580,863)

	Intermediate-Term Managed Income Fund
	Year Ended 3/31/05		Year Ended 3/31/04
	Shares	Amount	Shares	Amount
Sold:	15,055,086	$109,213,526	17,987,899	$133,005,733
Contribution in-kind	1,044,029	7,590,091
Issued as reinvestment of dividends:	158,208	1,145,388	161,101	1,185,497
Redeemed:	(14,791,878)	(107,161,886)	(17,028,047)	(125,933,806)

Change in net assets	1,465,445	$10,787,119	1,120,953	$8,257,424

	Short-Term Government Securities Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	28,457,660	$201,824,477	52,359,121	$379,822,103
Issued as reinvestment of dividends	289,189	2,044,988	222,097	1,603,649
Redeemed	(36,290,718)	(257,075,591)	(55,936,678)	(405,102,072)

Change in net assets	(7,543,869)	$(53,206,126)	(3,355,460)	$(23,676,320)

	High Yield Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold:
Shares	21,515,855	$101,230,357	32,989,833	$146,064,602
Institutional Shares	1,316,771	6,247,385	1,199,226	5,249,685
Issued as reinvestment of dividends:
Shares	414,836	1,961,707	367,138	1,637,682
Institutional Shares	8,493	40,222	6,757	29,643
Redeemed:
Shares	(20,658,816)	(97,478,269)	(34,133,033)	(152,384,928)
Institutional Shares	(3,282,976)	(15,687,133)	(5,737,764)	(25,636,287)

Change in net assets	(685,837)	$(3,685,731)	(5,307,843)	$(25,039,603)

	Long-Term Tax-Exempt Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	1,003,168	$9,987,153	1,973,824	$19,719,700
Issued as reinvestment of dividends	31,144	312,137	33,235	330,955
Redeemed	(2,011,361)	(20,002,931)	(4,333,803)	(43,227,377)

Change in net assets	(977,049)	$(9,703,641)	(2,326,744)	$(23,176,722)

	Intermediate-Term Tax-Exempt Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	7,418,489	$70,630,402	10,553,521	$104,290,828
Issued as reinvestment of dividends	107,050	1,019,228	183,521	1,779,145
Redeemed	(10,361,672)	(98,554,729)	(11,939,158)	(118,008,037)

Change in net assets	(2,836,133)	$(26,905,099)	(1,202,116)	$(11,938,064)

	Short-Term Tax-Exempt Securities Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	13,545,164	$97,050,761	29,901,468	$215,547,037
Issued as reinvestment of dividends	23,592	168,982	17,156	123,645
Redeemed	(29,996,244)	(214,883,252)	(20,414,339)	(147,073,098)

Change in net assets	(16,427,488)	$(117,663,509)	9,504,285	$68,597,584

	New York Intermediate-Term Tax-Exempt Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	2,053,754	$18,150,200	4,175,816	$38,017,393
Issued as reinvestment of dividends	67,207	593,357	120,743	1,083,430
Redeemed	(6,111,053)	(53,845,642)	(4,975,150)	(45,321,700)

Change in net assets	(3,990,092)	$(35,102,085)	(678,591)	$(6,220,877)

	California Tax-Exempt Income Fund
	Year Ended 03/31/05		Year Ended 03/31/04
	Shares	Amount	Shares	Amount
Sold	3,278,532	$24,146,853	2,479,328	$18,593,918
Issued as reinvestment of dividends	42,748	314,174	17,600	131,929
Redeemed	(3,595,284)	(26,429,967)	(2,405,845)	(18,013,017)

Change in net assets	(274,004)	$(1,968,940)	91,083	$712,830

6.    Line of Credit:

During the year ended March 31, 2005, the Funds and other affiliated funds participated in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. A commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2005, the Funds had no borrowings under the agreement. Effective March 9, 2005, the unsecured line of credit was terminated.

7.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies). The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Income Fund, Intermediate-Term Managed Income Fund, Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund (three of the portfolios constituting the Excelsior Funds, Inc., one of the portfolios constituting the Excelsior Funds Trust, and five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights (Shares) for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Income Fund, Intermediate-Term Managed Income Fund, Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund as of March 31, 2005, the results of their operations, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 27, 2005

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2005.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 74 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 62 Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Director, Crystal River Capital Inc. (a private REIT) (since March 2005); Director, Parson Brinkerhoff, Inc. (engineering firm) (since 1995); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Morrill Melton (“Mel”) Hall, Jr. Age: 60 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman and Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); Director, SLD Commodities, Inc. (importer of nuts) (since 1991); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Jonathan Piel Age: 66 Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	29	None.

John. D. Collins Age: 66 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, CCC Information Services Inc. (software to automate process of settling automobile claims)(since September 2004); Director, Mrs. Fields’ Companies, Inc. (consumer products)(since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 45 President Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 44 Vice President Since February 2004	Managing Director of United States Trust Company of New York and President, U.S. Trust Institutional (since 2003); President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 46 Treasurer/Chief Financial and Chief Accounting Officer Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 46 Vice President and Assistant Treasurer Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management, Inc. (2004); Controller, Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44 Secretary and Chief Legal Officer Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50 Chief Compliance Officer Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations-New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel-New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 47 Anti-Money Laundering Officer Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 35 Vice President Since May 2005	Vice President, U.S. Trust Company, N.A. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001)	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2005, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 09/30/04	Ending Account Value 03/31/05	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Managed Income Fund — Shares	$1,000.00	$1,005.80	0.90%	$4.50
Intermediate-Term Managed Income Fund — Shares	1,000.00	1,000.20	0.60	2.99
Short-Term Government Securities Fund — Shares	1,000.00	1,001.00	0.60	2.99
High Yield Fund — Shares	1,000.00	1,020.70	1.04	5.24
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,012.30	0.80	4.01
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	995.00	0.65	3.23
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	998.60	0.60	2.99
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	995.10	0.80	3.98
California Tax-Exempt Income Fund — Shares	1,000.00	998.20	0.50	2.49

Hypothetical 5% Return
Managed Income Fund — Shares	1,000.00	1,020.44	0.90	4.53
Intermediate-Term Managed Income Fund — Shares	1,000.00	1,021.94	0.60	3.02
Short-Term Government Securities Fund — Shares	1,000.00	1,021.94	0.60	3.02
High Yield Fund — Shares	1,000.00	1,019.75	1.04	5.24
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,021.69	0.65	3.28
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,021.94	0.60	3.02
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
California Tax-Exempt Income Fund — Shares	1,000.00	1,022.44	0.50	2.52

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

AR-FIXEDINC-0305/43797

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Frederick S. Wonham and Rodman L. Drake, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

	2005
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$170,365	N/A
(b) Audit-Related Fees (2)	$ 7,332	$0
(c) Tax Fees (3)	$ 45,500	$0
(d) All Other Fees (4)	$ 0	$0

	2004
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$210,009	N/A
(b) Audit-Related Fees (2)	$ 0	$0
(c) Tax Fees (3)	$ 0	$0
(d) All Other Fees (4)	$ 0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2005, there were audit related fees of $7,332 for assurance and related services by Deloitte & Touche. Such assurance services included a review of the accounting conversion on December 13, 2004 for the Registrant. For the fiscal year ended March 31, 2004, there were no fees for assurance and related services by Deloitte & Touche LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item.

(3)	For the fiscal year ended March 31, 2005, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $45,500. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended March 31, 2004 there were no tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning.

(4)	For the fiscal years ended March 31, 2005 and March 31, 2004, there were no fees billed for professional services rendered by Deloitte & Touche LLP to the Registrant, other than the services reported in (a) through (c) of this Item.

(e) (1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01 (c) (7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member (s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2005	2004
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,248,972 and $1,072,000, respectively.

(h) The Registrant’s Audit Committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the Registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Complete schedule of investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d) (2) (ii) (G) of Schedule 14A, or this Item 10.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Business Conduct and Ethics for principle executive and senior financial officers, attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2 (a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Tax-Exempt Funds, Inc.

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez
President
Date 06/09/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez
President
Date 06/09/05

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady
Treasurer, Chief Financial Officer and
Chief Accounting Officer
Date 06/09/05

*	Print the name and title of each signing officer under his or her signature.